Exhibit 10



                               TABLE OF CONTENTS



                                    ARTICLE I
                        DEFINITIONS AND ACCOUNTING TERMS

Section 1.1  Defined Terms.............................................1
Section 1.2  Computation of Time Periods...............................15
Section 1.3  Accounting Terms..........................................15
Section 1.4  Incorporation of Schedules................................15
Section 1.5  Headings and Table of Contents............................15
Section 1.6  Singular, Plural, etc.....................................15
Section 1.7  Conflict..................................................15
Section 1.8  Currency..................................................15
Section 1.9  Time......................................................15
Section 1.10  Wholly Owned Subsidiary..................................15

                                   ARTICLE II
                              THE CREDIT FACILITIES

Section 2.1  Availability..............................................16
Section 2.2  Advances..................................................16
Section 2.3  Certain Provisions Relating to Bankers' Acceptances.......17
Section 2.4  Fixed Rate Option.........................................20
Section 2.5  Termination of Commitment.................................20
Section 2.6  Use of Proceeds...........................................20

                                   ARTICLE III
                                INTEREST AND FEES

Section 3.1  Interest on Prime Rate Loans..............................20
Section 3.2  Annual Payment Option.....................................20
Section 3.3  Acceptance Fee............................................21
Section 3.4  Reduced Margin............................................21
Section 3.5  Reimbursement Obligations.................................21
Section 3.6   Structure Advisory and Arrangement Fee...................22
Section 3.7  Yearly Rate Statements....................................22

                                   ARTICLE IV
                            REPAYMENT OF OBLIGATIONS

Section 4.1  Repayment on Maturity.....................................22
Section 4.2  Voluntary Repayment.......................................22
Section 4.3 Mandatory Repayment of Credit Facilities...................23

                                    ARTICLE V
                              PAYMENTS AND ACCOUNTS

Section 5.1  Payments..................................................23
Section 5.2  Maintenance of Accounts...................................23

                                   ARTICLE VI
                               CURRENCY AND COSTS

Section 6.1  Currency..................................................23
Section 6.2  Additional Payments.......................................23

                                   ARTICLE VII
                              CONDITIONS OF LENDING

Section 7.1  Conditions Precedent to Drawdown Advance..................25
Section 7.2  Conditions Precedent to Each Advance......................26

                                  ARTICLE VIII
                         REPRESENTATIONS AND WARRANTIES

Section 8.1  Representations and Warranties by the Borrower............27
Section 8.2  Survival of Representations and Warranties................31

                                   ARTICLE IX
                            COVENANTS OF THE BORROWER

Section 9.1  Affirmative Covenants.....................................31
Section 9.2  Negative Covenants........................................35

                                    ARTICLE X
                                  ACCELERATION

Section 10.1  Events of Default........................................37
Section 10.2  Remedies Upon Default....................................40
Section 10.3  Judgment Currency........................................41

                                   ARTICLE XI
                                     GENERAL

Section 11.1  Evidence of Debt.........................................41
Section 11.2  Additional Expenses......................................41
Section 11.3  Invalidity of any Provisions.............................41
Section 11.4  Amendments, Waivers, etc.................................41
Section 11.5  Notices, etc.............................................42
Section 11.6  Costs and Expenses.......................................42
Section 11.7  Indemnification..........................................43

Section 11.8  Taxes....................................................44
Section 11.9  Calculations.............................................45
Section 11.10 Assignments and Participations...........................46
Section 11.11 Governing Law............................................47
Section 11.12 Consent to Jurisdiction..................................47
Section 11.13 Binding Effect...........................................47
Section 11.14 Interest Savings Clause..................................47
Section 11.15 Entire Agreement.........................................47
Section 11.16 Counterparts.............................................48

Schedule 1 - Form of Advance Request

Schedule 2 - Compliance Certificate

Schedule 3 - Form of Prime Rate Note

                            ANICOM MULTIMEDIA WIRING
                              SYSTEMS INCORPORATED
                                   As Borrower


                                     - and -


                                BANK OF MONTREAL
                                    As Lender









                              TERM CREDIT AGREEMENT
                         DATED as of September 21, 1998






                                 Fraser & Beatty
                                  P.O. Box 100
                             1 First Canadian Place
                                Toronto, Ontario
                                     M5X 1B2

                  THIS TERM CREDIT AGREEMENT is made as of the 21st day of September, 1998,



B E T W E E N:

                                    ANICOM     MULTIMEDIA     WIRING     SYSTEMS
                                    INCORPORATED, a company under the laws of the Province of Nova Scotia,

                                    as the Borrower hereunder,

                                    - and -

                                    BANK OF MONTREAL, a Canadian chartered bank,


                                    as the Lender hereunder



                  WHEREAS Bank of Montreal has agreed, on and subject to the terms and conditions hereof, to extend to Anicom Multimedia Wiring Systems Incorporated the term credit facilities provided for herein to assist Anicom Multimedia Wiring Systems Incorporated to acquire certain assets of Texcan Cables Limited;

                  NOW THEREFORE in consideration of these premises and the agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:


                                    ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

Section 1.1 Defined Terms. Unless the context otherwise requires, the following capitalized terms shall have the following respective meanings in this Agreement and in each of the other Loan Documents:

                  "Acceptance Fee" means the fee payable in Canadian dollars to the Lender in respect of the Bankers' Acceptances accepted by the Lender prior to and as a condition of such acceptance, computed in accordance with Section 3.3;

                  "Acquisition" means the acquisition by the Borrower of the Texcan Assets, such acquisition to be completed on or before September 21, 1998;

                  "Acquisition Agreement" means the asset purchase agreement dated September 21, 1998 among the Borrower, Texcan, the Parent, Texcan Cables Inc. and Texcan Cables International, Inc., as supplemented, amended, modified or restated from time to time with the consent of the Lender hereunder;

                  "Advance" means any extension of credit by the Lender hereunder in the form of a Prime Rate Loan or a BA Advance, each of which is referred to herein as a "Type of Advance", including the conversion of a Prime Rate Loan or a BA Advance into another Type of Advance or to an Advance pursuant to Section 2.3(g);

                  "Advance Request" means a request for an Advance or conversion of a Prime Rate Loan or a BA Advance to another Type of Advance duly completed and executed by the chief financial officer of the Borrower, or another senior officer of the Borrower acceptable to the Lender, for and on behalf of the Borrower, substantially in the form of Schedule 1 hereto;

                  "Affiliate" means, with respect to any Person (the "first Person"), any other Person which directly or indirectly controls, or is under common control with, or is controlled by, the first Person and, if the first Person is an individual, any member of the immediate family of the first Person and any Person who is controlled by any such member. As used in this definition, "control" (including without limitation its correlative meanings, "controlled by" and "under common control with") shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies (whether through the ownership of securities or partnership or other ownership interests, by contract or otherwise), provided that, in any event, any Person which owns directly or indirectly more than 10% of the Voting Securities of a body corporate or more than 10% of the partnership or other ownership interests of any other Person will be deemed to control such corporation or other Person. Notwithstanding the foregoing, (i) no individual shall be deemed to be an Affiliate of a corporation solely by reason of his or her being an officer or director of such corporation, and (ii) the Lender shall not be deemed to be an Affiliate of the Borrower solely by reason of such relationship;

                  "Agreement" means this term credit agreement as supplemented, amended, modified or restated from time to time, and the expressions "Article", "Section" and "Schedule" followed by a number mean and refer to the specified Article, Section or Schedule of this Agreement, respectively;

                  "Annual Financial Statements" means the annual consolidated financial statements of a Person, including all notes thereto, which statements shall include a balance sheet as of the end of the applicable Financial Year, and an income statement, a statement of change of financial position, a statement of changes in shareholders equity, in each case for such Financial Year, each setting forth in comparative form the corresponding figures for the previous Financial Year and all prepared in conformity with GAAP;

                  "Arm's-Length" means arm's-length within the meaning of such term under the Income Tax Act (Canada), as amended from time to time;

                  "Assets" means, with respect to any Person, all present or future property, assets and undertaking of such Person, real or personal, moveable or immoveable, tangible or intangible, of whatsoever nature or kind and wherever situate, including without limitation anything properly classified as an asset in accordance with GAAP;

                  "Assignee Lender" has the meaning set out in Section 11.10;

                  "Assignee  Lender's  Commitment"  has the  meaning  set out in
Section 11.10;

                  "Assignee Lender's Commitment Percentage" has the meaning set out in Section 11.10;

                  "BA Advance" means any Advance by way of the acceptance of any Draft drawn by the Borrower on, and the purchase of the resulting Bankers' Acceptance by, the Lender;

                  "BA Discount Proceeds" means in respect of any Bankers' Acceptance being purchased by the Lender on any day an amount (rounded to the nearest whole Canadian cent, and with one-half of one Canadian cent being rounded up) calculated on such day by multiplying

         (a)      the Face Amount of such Bankers' Acceptance, by

         (b) the quotient equal to one divided by the sum of one plus the product of:

                    (A)  the  BA  Reference   Rate   (expressed  as  a  decimal)
                         applicable to such Bankers' Acceptance; and

                    (B) a fraction, the numerator of which is the number of days remaining in the term of such Bankers' Acceptance and the denominator of which is 365,

                    with such quotient being rounded up or down to the nearest fifth decimal place and .000005 being rounded up,

less the amount of the Acceptance Fee payable to the Lender in respect of, and as a condition precedent to the issuance by the Lender of, such Bankers' Acceptance;

                  "BA Reference Rate" means, as applicable to any Bankers' Acceptance being purchased by the Lender on any day, the per annum percentage discount rate (expressed to two decimal places and rounded upward, if necessary, to the nearest 1/100th of 1%), quoted by the Lender as that at which the Lender would, in accordance with its normal practice, on such day be prepared to purchase Bankers' Acceptances in an amount and having a maturity date comparable to the amount and maturity date of such Bankers' Acceptance;

                  "BA Margin" means 5.25% per annum, subject to reduction thereof pursuant to Section 3.4;

                  "Bankers'   Acceptance"   means  a  Draft   of  the   Borrower
denominated in Canadian Dollars which has been accepted by the Lender pursuant to Sections 2.2 and 2.3;

                  "Bankers' Acceptance Liabilities" means, at any time and in respect of any Bankers' Acceptance, the Face Amount thereof if still outstanding and unpaid or, following maturity and payment thereof, the aggregate unpaid amount of all Reimbursement Obligations at that time due and payable in respect of the payment of such Bankers' Acceptance upon maturity;

                  "Borrower"    means   Anicom    Multimedia    Wiring   Systems
Incorporated, a company incorporated under the laws of the Province of Nova Scotia;

                  "Borrower's   Account"  means  the  Canadian   Dollar  account
maintained by the Borrower with the Lender at the Lender's main Toronto, Ontario branch;

                  "Business Day" means any day of the year, other than Saturday or Sunday or any other day on which banks are closed for normal business in Toronto, Ontario;

                  "Canadian Dollars" and the symbols "Can. $" and "Cdn. $" mean lawful money of Canada;

                  "Canadian Dollar Equivalent" means, at any time, the amount of Canadian Dollars which could be purchased from the Lender by the payment of a specified amount of another currency using the Lender's relevant spot rate for the sale of Canadian Dollars quoted by the Lender's Main Toronto Branch at such time;

                  "Capital Adequacy Guideline" means the capital adequacy requirements from time to time specified by OSFI or any other applicable
Governmental Authority and published by it as one or more guidelines for chartered banks in Canada;

                  "Capital Lease" means any lease which would be classified as a capital lease in accordance with GAAP;

                  "CBCA" means the Canada Business Corporations Act, as amended from time to time;

                  "CDOR Rate" means, on any day, the annual rate which is the rate determined by the Lender as being the arithmetic average (rounded up or down, if necessary, to the nearest 0.01% and 0.005% being rounded up) of the discount rates applicable to Canadian Dollar bankers' acceptances for a period of one month appearing on the "Reuters Screen CDOR Page" (as defined in the International Swap and Derivatives Association, Inc. definitions, as modified and amended from time to time) at approximately 10:00 a.m. on such day, or if such day is not a Business Day then on the immediately preceding Business Day; provided, however, if such rates do not appear on the Reuters Screen CDOR Page for such one month period as contemplated, then the CDOR Rate on any day shall be calculated as the rate as determined by the Lender equal to the BA Reference Rate that would be applicable to any Drafts required to be purchased by the Lender on such day and having a term to maturity of 30 days;

                  "Change of Control" means the occurrence of one or more of the following events:

         (a)      in the case of the Borrower:

                  (i) the Parent shall cease to be the beneficial owner, directly, or indirectly through wholly owned Subsidiaries, of all of the issued and outstanding Voting Securities of the Borrower; or

                  (ii) nominees of the Parent, or their designees, shall cease to represent a majority of the Borrower's Board of Directors;

         (b)      in the case of any Material Subsidiary :

                  (i) the Borrower shall cease to be the beneficial owner, directly, or indirectly through wholly owned Subsidiaries, of all of the issued and outstanding Voting Securities of such Material Subsidiary; or

                  (ii) nominees of the Borrower, or their designees, shall cease to represent a majority of such Material Subsidiary's Board of Directors;

                  "Claim" means any claim of any nature whatsoever including, without limitation, any demand, liability, obligation, cause of action, suit, proceeding, judgment, award, assessment and reassessment, whether present or future;

                  "Closing" means the execution and delivery of this Agreement and the other Loan Documents by the respective parties thereto;

                  "Closing Unaudited Financial Statements" means the pro forma financial statements of the Borrower as of the Closing Date reflecting the completion of the Acquisition;

                  "Closing Date" means that date on which the Closing shall occur;

                  "Commitment" means at any time, as to the Lender, the obligation of the Lender to make Prime Rate Loans and accept and purchase Bankers' Acceptances in an aggregate amount of Outstanding Principal Obligations at any one time outstanding up to (but not exceeding) the Canadian Dollar Equivalent of U.S. $35,000,000, as the same may be terminated or reduced from time to time pursuant to Section 2.1 or 2.5;

                  "Compensating Amount" has the meaning set out in Section 6.2;

                  "Compliance Certificate" means, the certificate of the Borrower substantially in the form set out in Schedule 2 delivered pursuant to
Section 9.1(j) and signed on its behalf by its chief financial officer, or any other senior officer acceptable to the Lender;

                  "Corporate Distribution" means, in respect of any Person:

         (i) any payment, dividend or other distribution on or in respect of securities (whether in the form of debt or equity) issued by such Person;

         (ii) any purchase, redemption, retraction or other acquisition by such Person of any of its issued securities (whether in the form of debt or equity), or any purchase by such Person from any of its Affiliates or any other Person not dealing at Arms'-Length with such Person of any securities (whether in the form of debt or equity) issued by such Affiliate or other Person;

         (iii) any consulting, management, administration, service or license fee, royalty or charge or any similar fee or charge paid or payable by such Person to any of its Affiliates or any other Person not dealing at Arm's-Length with such Person;

         (iv) any payment by such Person or any of its Subsidiaries on account of any loan or advance owed by such Person to any of its Affiliates or any other Person not dealing at Arm's-Length with such Person; or

         (v) any loan to, or guarantee of the indebtedness of, or other financial assistance provided to, any Person not dealing at Arm's-Length with such Person;

                  "Cover" for any Bankers' Acceptance Liabilities shall be effected by paying to the Lender immediately available and freely transferable funds in Canadian Dollars in the full amount of such Bankers' Acceptance Liabilities, which funds shall be held by the Lender in a collateral account maintained by the Lender and assigned to the Lender as general and continuing collateral security for the payment of such Bankers' Acceptance Liabilities using documentation reasonably satisfactory to the Lender. Such funds shall be retained by the Lender in such collateral account until such time as the applicable Bankers' Acceptances shall have matured and the related Bankers' Acceptance Liabilities shall have been fully satisfied; provided, however, that at such time if a Default or Event of Default has occurred and is continuing, the Lender shall not be required to release any of the said funds in such collateral account from the terms of such collateral assignment until such Default or Event of Default shall have been cured or waived;

                  "Credit Facilities" means the term credit facilities extended by the Lender to the Borrower pursuant to the provisions hereof to assist the Borrower to complete the Acquisition;

                  "Current Ratio" has the meaning ascribed to that term in the Existing Credit Agreement in effect on the date of this Agreement, as such term may be supplemented, amended, modified or restated from time to time with the consent of the Lender hereunder;

                  "Debt" of any Person means :

         (i) all indebtedness of such Person for or in respect of borrowed money, credit or other financial accommodation including, without limitation, liabilities and obligations with respect to letters of credit, letters of guarantee, bankers' acceptances or similar instruments issued or accepted by banks and other financial institutions for the account of such Person, and bonds, debentures, notes, commercial paper or similar instruments, and in respect of swap arrangements and interest rate, foreign exchange or other risk management arrangements calculated on a marked to market basis in the manner specified from time to time by the Lender;

         (ii) all indebtedness of such Person for or in respect of the purchase or acquisition price of property or services, whether or not recourse is limited to the repossession and sale of any such property, but excluding any such indebtedness incurred in the ordinary course of business for the purpose of carrying on the same, consistent with historical practice, owing to the suppliers of such goods or services;

         (iii) all obligations under any Capital Lease entered into by such Person as lessee;

         (iv) all obligations of such Person to purchase, redeem, retract or otherwise acquire any securities issued by such Person; and

         (v) all Debt (as hereinbefore defined but of any other Person) which is directly or indirectly guaranteed by such Person or in respect of which such Person has otherwise assured another Person against loss;

                  "Debt to Earnings Ratio" has the meaning ascribed to that term in the Existing Credit Agreement in effect on the date of this Agreement, as such term may be supplemented, amended, modified or restated from time to time with the consent of the Lender hereunder;

                  "Default" means any event which with the giving of notice, the passage of time, or both, would constitute an Event of Default;

                  "Draft" means at any time a bill of exchange, within the meaning of the Bills of Exchange Act (Canada), drawn by the Borrower on the Lender and bearing such distinguishing letters and numbers as the Lender may determine, but which at such time has not been completed or accepted by the Lender;

                  "Drawdown Advance" has the meaning set out in Section 2.1;

                  "Drawdown Period" means that period of time ending at 3:00 p.m. (Toronto, Ontario time) on the Drawdown Period Termination Date;

                  "Drawdown Period Termination Date" means September 30, 1998;

                  "Drawing" means the acceptance of Drafts and the purchase of the resulting Bankers' Acceptances by the Lender pursuant to an Advance Request received from the Borrower in accordance with Article II;

                  "EBITDA" for any period means earnings of any Person and its Subsidiaries for such period determined on a consolidated basis, before Interest Expense, Taxes, depreciation and amortization of such Person and its Subsidiaries determined on a consolidated basis for such period, but excluding, for greater certainty, any gain or loss arising from the disposition or write-up or write-down of any fixed assets and any other non-cash or extraordinary items;

                  "Eligible Instruments" means:

         (i) marketable securities issued or fully and unconditionally guaranteed or insured by Canada or any Province thereof or issued by any agency or instrumentality of any of them, and in any case backed by the full faith and credit thereof, in each case having a maturity date of not more than one year from the date of acquisition;

         (ii) bankers' acceptances of, or time deposits or certificates of deposit having a maturity date of not more than one year from the date of acquisition, issued by any Canadian chartered bank or trust company which has issued capital and earned and contributed surplus in excess of Cdn. $500,000,000;

         (iii) commercial paper maturing within 270 days after the date of acquisition thereof issued by an issuer organized under the laws of Canada or any Province thereof which is rated at least A-l or the equivalent thereof by Standard & Poor's Corporation, P-l or the equivalent thereof by Moody's Investors Service, Inc. or R-l low by Dominion Bond Rating Service; and

         (iv) any other investment which the Lender shall expressly consent in writing to accept as an Eligible Instrument for the purposes of this Agreement;

                  "Encumbrance" means any mortgage, charge, hypothec, pledge, security interest, lien or deposit arrangement or any other encumbrance or arrangement of any kind or nature that in substance secures the payment of any indebtedness or liability or the observance or performance of any obligation, regardless of form and whether consensual or arising by law, statutory or otherwise;

                  "Event  of  Default"  means  any of the  events  specified  in
Section 10.1;

                  "Existing Credit Agreement" means the long-term credit agreement dated as of June 30, 1998 among the Parent, Harris Trust and Savings Bank, as agent, and certain other lending institutions party to such agreement, as lenders thereunder, as (unless otherwise specified herein) supplemented, amended, modified or restated from time to time;

                  "Face Amount" means in respect of a Draft or a Bankers' Acceptance, the amount stated therein to be payable to the holder thereof on its maturity;

                  "Financial Quarter" means a period of three consecutive months in each Financial Year;

                  "Financial Year" means a financial year of a Person;

                  "GAAP" means, at any time, accounting principles generally accepted in Canada as recommended in the Handbook of the Canadian Institute of Chartered Accountants applied on a basis consistent with prior years;

                  "Governmental Authority" means any governmental authority of Canada, any Province of Canada, the United States of America, any State of the United States or any other foreign jurisdiction, and any political subdivision of any of the foregoing, and any central bank, agency, department, commission, board, bureau, court or other tribunal in any such domestic or foreign jurisdiction, having or asserting jurisdiction over either of the Borrower or any of their respective Material Subsidiaries or the Lender, or any of its Assets;

                  "Indebtedness" of any Person means any indebtedness or liability, contingent or otherwise, which, in accordance with GAAP, would be classified as a liability on a balance sheet of such Person, whether or not incurred in the ordinary course of business, but in any event including, without limitation or duplication, any Debt of such Person;

                  "Interest Coverage Ratio" has the meaning ascribed to that term in the Existing Credit Agreement in effect on the date of this Agreement, as such term may be supplemented, amended, modified or restated from time to time with the consent of the Lender hereunder;

                  "Interest Expense" of any Person for any period means (i) the aggregate amount (without duplication) of all interest, fees (other than professional fees), commissions, costs and other charges paid in cash or accrued as a liability by such Person during such period on or in respect of or in connection with any Indebtedness, including, without limitation, all interest expenses (whether capitalized or not) on short and long term obligations for borrowed money, fees and other charges payable in respect of financial guarantees, letters of credit or letters of guarantee or obligations to financial institutions who issued such letters of credit or letters of guarantee, discounts in respect of the proceeds of bankers' acceptances, asset monetizations and securitizations, any capitalized interest and the interest portion of payments under Capital Leases, interest on subordinated debentures or other subordinated Indebtedness, less (ii) interest income of such Person for such period;

                  "Interest  Payment  Date" has the  meaning  set out in Section
3.2;

                  "Investment" means the purchase or other acquisition of any securities or indebtedness of, or the making of any loan, advance, transfer of Assets (other than transfers in the ordinary course of business) or capital contribution to, or the incurring of any liability (other than trade accounts payable arising in the ordinary course of business), contingently or otherwise, in respect of the indebtedness of, any Person;

                  "Legal Requirement" means any law, statute, ordinance, decree, requirement, order, judgment, rule, guideline, bulletin or regulation (or interpretation of any of the foregoing) of, and the terms of any license or permit issued by, any Governmental Authority, whether presently existing or arising in the future, including without limitation all Guidelines and Bulletins issued by OSFI;

                  "Lender" means Bank of Montreal, a Canadian chartered bank;

                  "Leverage Ratio" has the meaning ascribed to that term in the Existing Credit Agreement in effect on the date of this Agreement, as such term may be supplemented, amended, modified or restated from time to time with the consent of the Lender hereunder;

                  "Loan Documents" means this Agreement, the Put/Call Agreement and all other documents, certificates, instruments and agreements to be executed and delivered to the Lender by the Borrower or by any other Person as contemplated hereunder and thereunder;

                  "Loss" means any loss, cost or expense whatsoever, whether present or future, direct or indirect, including, without limitation, any damages, judgments, penalties, fines, fees, charges, claims, demands, liabilities and any and all legal and other professional fees and disbursements, except any such loss representing loss of profit;

                  "Margin" means, in respect of BA Advances, the BA Margin and, in respect of Prime Rate Loans, the Prime Rate Margin;

                  "Material Adverse Effect" means, when used in relation to the Borrower, a material adverse effect on the business, operations, Assets or condition (financial or otherwise) of the Borrower and its Subsidiaries taken as a whole, or on the ability of the Borrower to perform any of its obligations under this Agreement and the other Loan Documents and, when used in relation to the Parent, means a material adverse effect on the business, operations, Assets or condition (financial or otherwise) of the Parent and its Subsidiaries taken as a whole, or on the ability of the Parent to perform any of its obligations under the Existing Credit Agreement or the Put/Call Agreement and the other Loan Documents;

                  "Material Assets" means any Asset or group of Assets the loss of which would have a Material Adverse Effect;

                  "Material Contracts" means those contracts, agreements, instruments, leases, licenses or permits to which any Person is a party or by which it or any of its Assets is bound, the breach, termination or amendment of which could reasonably be expected to have a Material Adverse Effect;

                  "Material Subsidiary" means any Subsidiary of the Borrower, whether now owned or hereafter acquired, which has (directly and together with its Subsidiaries) EBITDA for the immediately preceding Financial Year which comprises seven percent or more of the EBITDA of the Borrower and its Subsidiaries for such Financial Year on a consolidated basis;

                  "Maturity Date" means the seventh anniversary of the date of the Drawdown Advance;

                  "Minimum Required Amount" has the meaning ascribed to that term in the Existing Credit Agreement in effect on the date of this Agreement, as such term may be supplemented, amended, modified or restated from time to time with the consent of the Lender hereunder;

                  "Obligations" means, at any time, the sum of (i) the aggregate principal amount of all Prime Rate Loans advanced to the Borrower and all accrued and unpaid interest thereon outstanding and unpaid at such time, (ii) the aggregate Bankers' Acceptance Liabilities of the Borrower at such time in respect of all Bankers' Acceptances drawn by the Borrower on and accepted by the Lender at or prior to such time, including all accrued and unpaid interest on any then outstanding Reimbursement Obligations in respect of any such Bankers' Acceptance, and (iii) all other then outstanding liabilities, obligations and indebtedness of the Borrower to the Lender under this Agreement or any of the other Loan Documents;

                  "OSFI" means the Office of the Superintendent of Financial Institutions (Canada);

                  "Outstanding Principal Obligations" means, at any time, the sum of the aggregate principal amount of all Prime Rate Loans advanced to the Borrower outstanding and unpaid at such time, and the aggregate Bankers' Acceptance Liabilities outstanding and unpaid at such time in respect of Bankers' Acceptances drawn by the Borrower;

                  "Parent" means Anicom, Inc., a corporation incorporated under the laws of the State of Delaware;

                  "Parent Event of Default" means an Event of Default as defined under the Existing Credit Agreement;

                  "Past Due Rate" means, on any day, a rate per annum equal to the Prime Rate plus the Prime Rate Margin plus two percent;

                  "Permitted Encumbrances" means:

         (i) in the case of any real or immoveable property situate in Canada, the reservations, limitations, provisos and conditions, if any, expressed in the original grant from the Crown;

         (ii) any Encumbrance for taxes, assessments and governmental charges or liens not yet due or, if due, the validity of which is being diligently contested in good faith and by appropriate proceedings and in respect of which adequate provision has been made on the books of the Borrower or the relevant Subsidiary of the Borrower to the Lender's sole satisfaction;

         (iii) any mechanics', construction, workers' or repairers' lien or other like Encumbrance arising in the ordinary course of business for amounts the payment of which is either not yet due or, if due, the validity of which is being contested in good faith and by appropriate proceedings and in respect of which adequate provision has been made on the books of the Borrower or Subsidiary of the Borrower to the Lender's sole satisfaction;

         (iv) any Encumbrance arising out of any judgment or award with respect to which an appeal or proceeding for review is then being prosecuted in good faith and by appropriate proceedings and in respect of which adequate provision has been made on the books of the Borrower or the relevant Subsidiary of the Borrower to the Lender's sole satisfaction, and with respect to which there shall have been secured a stay of execution pending such appeal or proceeding for review;

         (v) any servitude, easement, restriction, right-of-way and other similar right in real or immovable property or any interest therein which will not in the aggregate materially impair the value, marketability or use of such property;

         (vi) any right reserved to or vested in any Governmental Authority, by the terms of any lease, licence, franchise, grant or permit acquired by the Borrower or relevant Subsidiary of the Borrower or by any statutory provision, to terminate any such lease, licence, franchise, grant or permit, or to require annual or other payments as a condition to the continuance thereof;

         (vii) any Encumbrance resulting from the deposit of cash or securities in connection with any contract, tender or compensation, surety or appeal bond, or in respect of the costs of any litigation when required by law;

         (viii) any Encumbrances given to a public utility or any Governmental Authority when required to obtain the services of such utility or other authority in connection with the operations of the Borrower or the relevant Subsidiary of the Borrower in the ordinary course of its business; and

         (ix) any Encumbrance given (whether or not to the transferor), assumed or arising by operation of law after the date hereof to provide or secure or to provide the obligor with funds to pay the whole or part of the consideration for the acquisition of any Asset and which is secured only by the Asset being acquired by the obligor, and includes the renewal, extension or refinancing of any such Encumbrance and of the Debt secured thereby upon the same Asset if such Debt and the security therefor are not increased thereby;

                  "Permitted Purpose" means the use by the Borrower of the proceeds of any Advance hereunder for the Acquisition and for the conversion of Advances to another Type of Advance hereunder;

                  "Permitted Transaction" means any transaction of the Borrower with one or more of its wholly-owned Subsidiaries, or any transaction between two or more wholly-owned Subsidiaries of the Parent with each other, other than any such transaction that could otherwise result in a Default or Event of Default hereunder;

                  "Person" includes an individual, partnership, limited liability partnership, corporation, limited liability corporation, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity;

                  "Plan" means at any time any bonus, pension, profit sharing, deferred compensation, retirement, hospitalization, disability, insurance or similar plan or practice, formal or informal, of any Person with respect to any of such Person's directors, officers, employees or agents, other than the Canada Pension Plan, the Ontario Health Insurance Plan and other similar health plans established and administered by any Governmental Authority;

                  "Prepayment Discount" means in respect of any prepayment pursuant to Section 3.2(b) the difference between (i) the amount of the accrued interest up to the prepayment date, and (ii) the amount that is the net present value of the accrued interest computed based on the number of days from and including the date that such prepayment is made but excluding the next scheduled Interest Payment Date if interest were payable on such amount at a rate equal to the yield to maturity, on the Business Day immediately preceding the date that the prepayment is to be made, assuming semi-annual compounding, of a non-callable Government of Canada Bond maturing within 5 Business Days of the next scheduled Interest Payment Date (or if there is no such Government of Canada bond which matures within such period, then the yield to maturity of the Government of Canada bond shall be interpolated from the next longer to the next shorter maturing Government of Canada bonds on a straight line basis), discounted from the next scheduled Interest Payment Date to the date of such prepayment at the same yield as determined above;

                  "Prime Rate" means, on any day , the greater of (i) the floating rate of interest per annum announced from time to time by the Lender as the reference rate of interest it will use to determine rates of interest for Canadian Dollar commercial loans made by it to borrowers in Canada; and (ii) the rate as determined by the Lender equal to (A) the CDOR Rate, plus (B) 0.75% per annum;

                  "Prime Rate Loan" means any Advance made by the Lender to the Borrower under the Credit Facilities in Canadian Dollars bearing interest by reference to the Prime Rate;

                  "Prime  Rate  Margin"  means  4.25%  per  annum,   subject  to
reduction thereof pursuant to Section 3.4;

                  "Prime Rate  Note" has the meaning set out in Section 7.1;

                  "Put/Call Agreement" means the agreement between the Lender and the Parent dated as of September 21, 1998 setting out the terms and conditions upon which the Lender will be entitled to require that the Obligations and the Loan Documents be purchased, directly or indirectly, by the Parent, as supplemented, amended, modified or restated from time to time with the consent of the Lender hereunder;

                  "Quarterly Financial Statements" means the quarterly consolidated financial statements of a Person, which statements shall include a balance sheet as of the end of the applicable Financial Quarter and an income statement, a statement of change of financial position, a statement of changes in shareholders' equity, in each case for such Financial Quarter and for the Financial Year to date, subject to normal year-end adjustments, each setting forth in comparative form the corresponding figures for the corresponding

Financial Quarter of the previous Financial Year and all prepared in accordance with GAAP , and except that in all cases such statements may exclude detailed footnote disclosures, and certified by the chief financial officer or other duly authorized senior officer of such Person as presenting fairly the financial condition of such Person and, if such Person has any Subsidiaries, its consolidated Subsidiaries as of the date thereof and the results of its or their operations for the period covered thereby in accordance with GAAP, subject to normal year-end adjustments;

                  "Refunding  Bankers'  Acceptance"  has the  meaning set out in
Section 2.3;

                  "Reimbursement Obligations" means, at any time, the obligations of the Borrower to reimburse the Lender in respect of any Bankers' Acceptance drawn by the Borrower upon the Lender and paid by the Lender on maturity thereof, which remain outstanding and unpaid at such time;

                  "Structure Advisory and Arrangement Fee" has the meaning set out in Section 3.6;

                  "Subsidiary" means a subsidiary as defined in the CBCA;

                  "Taking" means the expropriation, condemnation or taking by eminent domain or by any proceeding or purchase in lieu thereof of any Assets of any Person for which compensation shall be given or paid by any Governmental Authority;

                  "Tangible Net Worth" has the meaning ascribed to that term in the Existing Credit Agreement in effect on the date of this Agreement, as such term may be supplemented, amended, modified or restated from time to time with the consent of the Lender hereunder;

                  "Tax" or "Taxes" means all income, capital, gross receipts, sales, use, employment, franchise, profits, property or other taxes, fees, levies, duties, assessments or charges of any kind whatsoever (whether payable directly or by withholding), together with any interest and penalties, additions to tax or additional amounts imposed by any Governmental Authority with respect thereto;

                  "Term" means the period of time ending at 3:00 p.m. (Toronto time) on the Termination Date;

                  "Termination Date" means the earlier of the Maturity Date and the date on which the Lender shall declare that the Commitments have been terminated or on which the Obligations shall automatically, or by virtue of a declaration by the Lender, become due and payable;

                  "Texcan" means Texcan Cables Limited;

                  "Texcan Assets" means all Assets of Texcan to be acquired by the Borrower pursuant to the Acquisition Agreement; and

                  "Voting Securities" means with respect to any body corporate any issued and outstanding shares in the capital of such Person or any other security issued by such Person carrying voting rights for the election of directors or other governing body of such Person under all circumstances or by reason of an event that has occurred and is continuing or by reason of a condition that has been fulfilled.

Section 1.2 Computation of Time Periods. In this Agreement, in the computation of periods of time from a specified date to a later specified date, unless otherwise expressly stated the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding".

Section 1.3 Accounting Terms. All accounting terms not specifically defined herein shall be construed, and all calculations made for the purposes of determining compliance with the provisions of this Agreement shall (except as otherwise expressly provided herein) be made, in accordance with GAAP.

Section 1.4 Incorporation of Schedules. The following Schedules annexed hereto shall, for all purposes hereof, form an integral part of this Agreement:

Schedule 1               Form of Advance Request

Schedule 2               Compliance Certificate

Schedule 3               Form of Prime Rate Note

Section 1.5 Headings and Table of Contents. The inclusion of headings and a table of contents in this Agreement is intended for convenience of reference only and shall not affect in any way the construction or interpretation hereof.

Section 1.6 Singular, Plural, etc. As used herein, each gender shall include all genders, and the singular shall include the plural and the plural the singular, as the context shall require.

Section 1.7 Conflict. In the event of a conflict between the provisions of this Agreement and the provisions of any of the other Loan Documents, the provisions of this Agreement shall prevail.

Section 1.8 Currency. Unless otherwise expressly stated, any reference herein to any sum of money herein shall be construed as a reference to Canadian Dollars.

Section 1.9 Time. Unless otherwise expressly stated, any reference herein to time shall be construed as a reference to local time in Toronto, Ontario, Canada, and time is and shall be construed to be of the essence.

Section 1.10 Wholly Owned Subsidiary. Unless otherwise expressly stated, any reference herein to a wholly owned Subsidiary of a Person shall mean a Subsidiary of such Person where such Person is the beneficial owner, directly or indirectly, of all of the issued and outstanding Voting Securities of such Subsidiary, other than qualifying shares of such Subsidiary required by any applicable Legal Requirement to be held by any directors or nominee directors, and any reference herein to the ownership of all of the issued and outstanding

Voting Securities of a Person shall exclude qualifying shares of such Person required by any applicable Legal Requirement to be held by any directors or nominee directors.


                                   ARTICLE II

                              THE CREDIT FACILITIES

Section 2.1  Availability.

(a) Subject to the terms and conditions of this Agreement, including without limitation the provisions of Article VII, the Lender hereby extends to the Borrower non-revolving term credit facilities in the aggregate principal amount up to the amount of the Commitment which shall be drawn at one time during the Drawdown Period by way of Prime Rate Loan or BA Advance (the "Drawdown Advance") and used by the Borrower only for Permitted Purposes. During the Term, and subject to the terms and conditions hereof, including without limitation the provisions of Article VII, the Borrower shall be entitled to convert, in whole or in part, the Drawdown Advance to any other Type of Advance and thereafter to convert, in whole or in part, any outstanding Advance to any other Type of Advance or, in the case of an outstanding BA Advance, to an Advance pursuant to
Section 2.3(g). Any Advance converted to another Advance shall cease to bear interest and fees as the former Advance, and shall begin to bear interest and fees as the new Advance, on and as of the date of such conversion. Subject to any such conversion, any payment made on account of the Outstanding Principal Obligations under the Credit Facilities shall constitute a permanent reduction in the amount thereof and may not be reborrowed by the Borrower hereunder.

(b) Subject to the terms and conditions of this Agreement:

         (i) from and after 3:00 p.m. (Toronto, Ontario time) on the Drawdown Period Termination Date, the Borrower shall cease to be entitled to obtain, and, subject to conversion of outstanding Advances from one Type of Advance to another in accordance with Section 2.1(a), the Lender shall cease to have any obligation to make, any further Advance; and

         (ii) at such time on the Drawdown Period Termination Date, the Commitment in excess of the Outstanding Principal Obligations at such time shall automatically be cancelled on a permanent basis.

Section 2.2 Advances. The Lender agrees, subject to the terms and conditions of this Agreement (including, without limitation, Section 2.1 and Article VII hereof), to make Prime Rate Loans and to accept and purchase Bankers' Acceptances, as follows:

(a) Prime Rate Loans. During the Term the Borrower shall be entitled to request and the Lender shall make, Prime Rate Loans under this Section 2.2(a) to the Borrower in an aggregate principal amount at any one time outstanding which, when added to all Bankers' Acceptance Liabilities outstanding at such time, does not exceed the amount of the Lender's Commitment. Any and all such Prime Rate

Loans shall be due and payable in full on the Termination Date. The aggregate of all Prime Rate Loans to be made by the Lender in connection with any particular Advance shall be not less than the lesser of (i) in the case of the Drawdown Advance, the amount of the Commitment not utilized by way of BA Advance, and in the case of any other Advance, the aggregate Bankers' Acceptance Liabilities to be converted into such Prime Rate Loans, and (ii) $1,000,000 or any integral multiple thereof.

(b) Bankers' Acceptances. During the Term the Borrower shall be entitled to issue and request the Lender to accept and purchase, and the Lender shall accept and purchase, Bankers' Acceptances drawn on the Lender pursuant to Section 2.3 hereof in an aggregate Face Amount at any one time outstanding which, when added to all other Outstanding Principal Obligations outstanding at such time, does not exceed the amount of the Lender's Commitment. Each BA Advance shall be in a minimum Aggregate Face Amount of Cdn. $100,000 or any integral multiple thereof, and each Bankers' Acceptance shall be in a minimum Face Amount of Cdn. $100,000 or any integral multiple thereof.

(c) Advance Requests. The Borrower if it wishes an Advance shall give to the Lender irrevocable telephone or written notice (or such other method of notification as may be agreed upon between the Lender and the Borrower) not later than 11:00 a.m. (Toronto, Ontario time), (i) in the case of the Drawdown Advance, on the proposed date of the Drawdown Advance, and (ii) in the case of any other Advance, three Business Days prior to the proposed date of the Advance, specifying the date of the Advance, the Type of Advance, the aggregate amount thereof and (in the case of a BA Advance) the term or terms to maturity of the requested Bankers' Acceptances, and confirmed by the delivery to the Lender of an Advance Request in respect of such Advance prior to the time such Advance is to be made by the Lender. Any such notice or Advance Request, once given by the Borrower to the Lender, shall be irrevocable and binding, and (subject to the conditions precedent provided for herein conditioning the Borrower's right to obtain the requested, or any, Advance), the Borrower shall be obligated to take the requested Advance on the date specified in such Advance Request.

Section 2.3  Certain Provisions Relating to Bankers' Acceptances.

(a) Bankers' Acceptances shall be issued and shall mature on a Business Day. Each Bankers' Acceptance shall have a term, subject to availability, of at least 30 days and not more than 45 days excluding days of grace, shall mature on or before the Maturity Date and shall be in form and substance satisfactory to the Lender. No Bankers' Acceptance may be made or accepted on or after the Termination Date, nor may any Bankers' Acceptance be prepaid, whether pursuant to Section 4.2 or otherwise, or converted to another Type of Advance or to a Prime Rate Loan, prior to the maturity date of such Bankers' Acceptance.

(b) To facilitate the acceptance of Bankers' Acceptances under this Agreement, the Borrower shall, from time to time as required, provide to the Lender Drafts, in form satisfactory to the Lender, duly executed and endorsed in blank by the Borrower in quantities sufficient for the Lender to fulfill its obligations hereunder. In addition, the Borrower hereby appoints the Lender as its attorney to sign and endorse on its behalf, in handwriting or by facsimile or mechanical signature as and when deemed necessary by the Lender, blank forms of Bankers' Acceptances. The Borrower recognizes and agrees that all Bankers' Acceptances signed and/or endorsed on its behalf by the Lender shall bind the Borrower as fully and effectually as if signed in the handwriting of and duly issued by the proper signing officer of the Borrower. The Lender is hereby authorized to issue such Bankers' Acceptances endorsed in blank in such Face Amounts as may be determined by the Lender provided that the aggregate amount thereof is equal to the aggregate Face Amount of Bankers' Acceptances required to be accepted by the Lender. The Lender shall not be responsible or liable for its failure to accept a Bankers' Acceptance if the cause of such failure is, in whole or in part, due to the failure of the Borrower to provide duly executed and endorsed Drafts to the Lender on a timely basis nor shall the Lender be liable for any damage, loss or other claim arising by reason of any loss or improper use of any such instrument except loss or improper use arising by reason of the gross negligence or willful misconduct of the Lender, its officers, employees, agents or representatives. The Lender shall maintain a record with respect to Bankers' Acceptances (i) received by it from the Borrower in blank hereunder, (ii) voided by it for any reason, (iii) accepted by it hereunder, (iv) purchased by it hereunder, and (v) canceled at their respective maturities.

(c) Drafts of the Borrower to be accepted as Bankers' Acceptances hereunder shall be duly executed by a duly authorized officer of the Borrower. Notwithstanding that any person whose signature appears on any Bankers' Acceptance as a signatory for the Borrower may no longer be an authorized signatory for the Borrower at the date of issuance of a Bankers' Acceptance, such signature shall nevertheless be valid and sufficient for all purposes as if such authority had remained in force at the time of such issuance and any such Bankers' Acceptance so signed shall be binding on the Borrower.

(d) On the requested date of Advance, the Lender agrees to purchase from the Borrower, at the face amount thereof discounted by the BA Reference Rate, any Bankers' Acceptance accepted by it and provide to the Borrower, the amount of the BA Discount Proceeds in respect thereof, which amount (for greater certainty) shall be net of the amount of the Acceptance Fee payable by the Borrower to the Lender under Section 3.3 in respect of such Bankers' Acceptance.

(e) The Lender may at any time and from time to time hold, sell, rediscount or otherwise dispose of any or all Bankers' Acceptances accepted and purchased by it.

(f) The Borrower waives presentment for payment and any other defense to payment of any amounts due to the Lender in respect of a Bankers' Acceptance accepted by it pursuant to this Agreement which might exist solely by reason of such Bankers' Acceptance being held, at the maturity thereof, by the Lender in its own right and the Borrower agrees not to claim any days of grace if the Lender as holder sues the Borrower on any such Bankers' Acceptance for payment of the amount payable by the Borrower thereunder.

(g) With respect to each Bankers' Acceptance, the Borrower, prior to the occurrence and continuation of a Default or an Event of Default, may give irrevocable written notice by means of an Advance Request (or such other method of notification as may be agreed upon between the Lender and the Borrower) to the Lender at or before 11:00 a.m. (Toronto, Ontario time) not less than two Business Days prior to the maturity date of such Bankers' Acceptance of the Borrower's intention to issue one or more Bankers' Acceptances on such maturity date (each a "Refunding Bankers' Acceptance") to provide for the payment of such maturing Bankers' Acceptance (it being understood that payments by the Borrower and fundings by the Lender in respect of each maturing Bankers' Acceptance and each related Refunding Bankers' Acceptance shall be made on a net basis reflecting the difference between the Face Amount of such maturing Bankers' Acceptance and the BA Discount Proceeds (net of the applicable Acceptance Fee) of such Refunding Bankers' Acceptance). Any funding on account of any maturing Bankers' Acceptance must be made at or before 11:00 a.m. (Toronto, Ontario time) on the maturity date of such Bankers Acceptance. If the Borrower fails to give such notice, then subject to satisfaction of the conditions in Section VII hereof, the Borrower shall be irrevocably deemed to have requested and to have been advanced a Prime Rate Loan in the Face Amount of such maturing Bankers' Acceptance on the maturity date of such Bankers' Acceptance from the Lender, which Prime Rate Loan shall thereafter bear interest as such in accordance with the provisions hereof until paid in full. Should the Borrower not be entitled to a Prime Rate Loan at all or in an amount sufficient to fully reimburse the Lender for the Face Amount of a matured Bankers' Acceptance, the Face Amount of such Bankers' Acceptance shall constitute Reimbursement Obligations of the Borrower to the Lender and shall bear interest in accordance with Section 3.5.

(h) If the Lender determines in good faith, which determination shall be final, conclusive and binding upon the Borrower, and notifies the Borrower that, by reason of circumstances affecting the money market, there is no competitive market for Bankers' Acceptances, then,

         (i) the right of the Borrower to request an Advance by way of Bankers' Acceptances shall be suspended until the Lender determines that the circumstances causing such suspension no longer exist and the Lender so notifies the Borrower; and

         (ii) any Advance Request which is outstanding shall be deemed to constitute a request for an Advance by way of a Prime Rate Loan.

(i) The Lender shall promptly notify the Borrower of the suspension of the Borrower's right to request an Advance by way of Bankers' Acceptances and of the termination of any such suspension.

(j) If an Event of Default shall have occurred and then be continuing (whether or not any declaration pursuant to Article X is made), the Borrower shall forthwith provide Cover to, and thereafter shall maintain Cover with, the Lender in respect of all outstanding Bankers' Acceptances.

(k) Bankers' Acceptances accepted or purchased by the Lender under this Agreement after clearing services as provided for in the Depository Bills and Notes Act (Canada) acceptable to the Lender are available may, at the option of the Lender, be issued in the form of a "depository bill" and deposited with a "clearing house", as each such term is defined in the Depository Bills and Notes Act (Canada).

Section 2.4 Fixed Rate Option. The Borrower may, at its option, (provided that such option may be exercised only once) request the Lender at any time commencing ninety days after the Closing Date to fix the rate at which all or any portion of the then Outstanding Principal Obligations hereunder shall bear interest at the LenderAEs then available relevant swap rate plus the then applicable BA Margin for the remaining Term, subject to the availability of fixed rate financing, pursuant to an interest rate swap or protection agreement in form and substance satisfactory to the Lender with the frequency of such fixed rate interest payments to be set out in such agreement.

Section 2.5 Termination of Commitment. On the Termination Date, the Commitment shall be terminated in its entirety.

Section 2.6 Use of Proceeds. The proceeds of the Advances shall be used by the Borrower only for Permitted Purposes, provided that as against the Borrower and any other Person, the Lender shall not have any responsibility as to the use of any such proceeds.


                                   ARTICLE III

                                INTEREST AND FEES

Section 3.1 Interest on Prime Rate Loans. Except as otherwise provided herein, the Borrower shall pay interest on the outstanding principal amount of each Prime Rate Loan outstanding under the Credit Facilities from the date on which such Prime Rate Loan was made until such outstanding principal amount shall have been repaid in full, and both before and after maturity, default and judgment, at a floating rate per annum equal to the Prime Rate in effect from time to time plus the Prime Rate Margin in effect from time to time, calculated daily and compounded and payable monthly in arrears on the last Business Day of each month of each year, and on the Termination Date, with interest on overdue interest at the said rate, in each case based on the actual number of days elapsed and a year of 365 or 366 days, as the case may be.

Section 3.2  Annual Payment Option.

(a) The Borrower may, at its option, (provided that such option may be exercised only once) elect at any time commencing ninety days after the Closing Date to pay interest on Prime Rate Loans on an annual rather than on a monthly basis by giving irrevocable written notice thereof to the Lender at or before 11:00 a.m. (Toronto, Ontario time) not less than three Business Days prior to the last Business Day of the then current month (the "Effective Date"). Any such notice, once given by the Borrower to the Lender, shall be irrevocable and binding, and, provided that no Default or Event of Default shall have occurred and be continuing, shall be effective with respect to interest accrued and payable on Prime Rate Loans after the Effective Date. On and after the Effective Date, the Borrower shall pay interest on the outstanding principal amount of each Prime Rate Loan outstanding under the Credit Facilities from the later of (i) the day after the Effective Date, and (ii) the date on which such Prime Rate Loan was made, until such outstanding principal amount thereof shall have been repaid in full, and both before and after maturity, default and judgment, at a floating rate per annum equal to (A) the Prime Rate in effect from time to time, plus (B) the Prime Rate Margin in effect from time to time, plus (C) 0.25% per annum, calculated daily and compounded and payable annually in arrears on (an "Interest Payment Date") each anniversary of the Effective Date and on the Termination Date, with interest on overdue interest at the said rate, in each case based on the actual number of days elapsed and a year of 365 or 366 days, as the case may be.

(b) After the Effective Date the Borrower may, at its option, prepay prior to an Interest Payment Date all or any portion of the interest on any Prime Rate Loans that has accrued up to such prepayment date, less an amount equal to the Prepayment Discount as full satisfaction of the accrued interest prepaid. The Borrower shall give the Lender two Business Days prior written notice of its intention to make a prepayment contemplated by this Section 3.2(b).

Section 3.3 Acceptance Fee. An Acceptance Fee shall be payable by the Borrower to the Lender (in the manner specified in Section 2.3(d)) in respect of, and as a condition precedent to the acceptance by the Lender of, a Bankers' Acceptance drawn by the Borrower to be accepted by the Lender, equal to the product of (A) the then current BA Margin, and (B) the Face Amount of such Bankers' Acceptance, multiplied by a fraction the numerator of which is the term to maturity of such Bankers' Acceptance, expressed in days, and the denominator of which is 365 (or 366 during a year of 366 days).

Section 3.4 Reduced Margin. For so long (but only for so long) as (i) the Put/Call Agreement is in full force and effect (and has not been terminated or expired or the operation thereof stayed or the Parent shall not be resisting or disputing its obligations thereunder, whether or not pursuant to court proceedings), and (ii) subject to the Permitted Encumbrances, the Lender's rights and entitlement to be paid the Obligations hereunder shall always rank at least pari passu with the most senior Debt of the Borrower, secured or unsecured, and (iii) subject to the Encumbrances permitted under Section 8.12 of the Existing Credit Agreement, the obligations and liabilities of the Parent to the Lender under or in respect of the Put/Call Agreement shall always rank at least pari passu with the most senior Debt of the Parent, secured or unsecured, the Margin otherwise applicable to Prime Rate Loans and to BA Advances shall be reduced by 4.00% per annum. For clarity, such reduction shall continue to apply upon the issuance of a Put notice or a Call notice pursuant to the Put/Call Agreement until the settlement date and purchase of the Obligations thereunder. In the event that the Put/Call Agreement ceases to be in full force and effect or the Obligations are not purchased in accordance with the Put/Call Agreement or the Obligations hereunder or the obligations and liabilities of the Parent to the Lender under or in respect of the Put/Call Agreement cease to have the ranking specified above, then the reduction in the Margin referred to above shall cease to apply.

Section 3.5 Reimbursement Obligations. The amount of any Reimbursement Obligation may, if the applicable conditions precedent specified in Article VII hereof have been satisfied, be paid with the proceeds of Prime Rate Loans or, as provided in Section 2.3(g), by the acceptance and purchase of Bankers'
Acceptances.  Pending any such  repayment in full, the Borrower shall pay to the

Lender for the account of the Lender interest on any Reimbursement Obligation at the Past Due Rate, from and including the date on which such Reimbursement Obligations arose to the date of payment in full, calculated daily and compounded monthly in arrears based on the number of days elapsed and a year of 365 or 366 days, as the case may be, and payable on demand, both before and after judgement in respect thereof.

Section 3.6 Structure Advisory and Arrangement Fee. The Borrower shall pay to Bank of Montreal Global Capital Solutions Ltd. a non-refundable structure advisory and arrangement fee equal to U.S. $70,000 (the "Structure Advisory and Arrangement Fee") on the Closing Date. The Structure Advisory and Arrangement Fee shall be conclusively deemed to have been earned at the time such fee is payable.

Section 3.7 Yearly Rate Statements. For the purpose of complying with the Interest Act (Canada), it is expressly stated that:

(a) where interest is calculated pursuant hereto at a rate based on a 365 day period, the yearly rate or percentage of interest to which such rate is equivalent is such rate multiplied by the actual number of days in the year (365 or 366, as the case may be) divided by 365; and

(b) the parties hereto acknowledge that there is a material distinction between the nominal and effective rates of interest, that they are capable of making the calculations necessary to compare such rates and that the principle of deemed reinvestment of interest shall not apply to any calculations of interest hereunder.


                                   ARTICLE IV

REPAYMENT OF OBLIGATIONS Section 4.1 Repayment on Maturity. The Obligations shall become due and payable, and shall be paid in full, on the Maturity Date except to the extent that all or any portion of the Obligations shall have become due and payable prior thereto in accordance with the provisions hereof.

Section 4.2 Voluntary Repayment. Subject to the terms and conditions hereof, the Borrower may, without bonus or penalty, upon prior written notice to the Lender specifying the proposed date and aggregate principal amount of the prepayment and the Advance or Advances on account of which such prepayment is to be applied, prepay the specified principal amount on account of the then Outstanding Principal Obligations under the Credit Facilities, together with all accrued interest to the date of such prepayment on the specified principal amount so prepaid and any other amounts payable to the Lender by the Borrower hereunder in respect thereof including, without limitation, pursuant to Section
11.7. Such notice shall be given at or before 11:00 a.m. (Toronto, Ontario time) not less than three Business Days prior to the proposed date of prepayment and, once given, any such notice shall be irrevocable and binding upon the Borrower. Notwithstanding the foregoing, the Borrower shall not be entitled to give any such notice or to make any such prepayment unless each partial prepayment is in an aggregate principal amount of not less than Cdn. $1,000,000.

Section 4.3 Mandatory Repayment of Credit Facilities. Subject to the terms and conditions hereof, the Outstanding Principal Obligations under the Credit Facilities shall be repaid forthwith, upon demand by or on behalf of the Lender, to the extent that the then Outstanding Principal Obligations under the Credit Facilities exceed the then current Commitment, whether as a result of exchange rate fluctuations, oversight or otherwise, together with all accrued interest to the date of such repayment on the principal amount so repaid and any other amounts payable to the Lender by the Borrower hereunder in respect thereof including, without limitation, pursuant to Section 11.7.


                                    ARTICLE V

                              PAYMENTS AND ACCOUNTS

Section 5.1  Payments.

(a) All payments of principal, interest, Reimbursement Obligations and other amounts to be made by the Borrower hereunder and under the other Loan Documents shall be made in immediately available, freely transferable Canadian Dollars to the Lender not later than 11:00 a.m. (Toronto, Ontario time) on the date on which such payment shall become due. Any such payment made after such time on such due date shall be deemed to have been made on the next succeeding Business Day.

(b) The Borrower shall, at the time of making each payment hereunder, or under any other Loan Document, specify to the Lender the Obligations payable by the Borrower hereunder or thereunder to which such payment is to be applied.

(c) If the due date of any payment hereunder or under any other Loan Document falls on a day which is not a Business Day, the due date for such payment shall be extended to the next succeeding Business Day and interest shall be payable in respect of the principal amount so payable for the period of such extension.

Section 5.2 Maintenance of Accounts. The Borrower shall maintain the Borrower's Account with the Lender.



                                   ARTICLE VI

                               CURRENCY AND COSTS

Section 6.1 Currency. All Advances under the Credit Facilities shall be denominated only in Canadian Dollars and shall be repayable, and all interest, fees, costs and charges in respect thereof or in connection therewith shall accrue and be payable, in Canadian Dollars.

Section 6.2 Additional Payments;. If subsequent to the date hereof (a) any change in applicable law, regulation, rule, treaty, decree or regulatory requirements or any change in the interpretation or application thereof by any

Governmental Authority; or (b) compliance by the Lender with any guideline, direction, request or requirement (whether or not having the force of law) of any Governmental Authority shall have the effect of:

         (i) increasing the cost to the Lender of continuing to provide or maintain the Credit Facilities (including, without limitation, the costs of maintaining any reserve or special deposit or similar requirements with respect to this Agreement, or with respect to its obligations hereunder or thereunder);

         (ii) imposing on the Lender or expecting there to be maintained by the Lender any additional capital adequacy or additional capital requirement (including, without limiting the generality of the foregoing, under any Capital Adequacy Guideline or any other requirement which affects the Lender's allocation of capital resources to its obligations) in respect of the Lender's obligations hereunder;

         (iii) reducing any amount paid or payable to the Lender under this Agreement in any amount it deems material;

         (iv) causing the Lender to make any payment or to forego any return, on a basis calculated by reference to any amount received or receivable by the Lender under this Agreement; or

         (v) directly or indirectly reducing the effective return to the Lender under this Agreement or on the Lender's overall capital as a result of entering into this Agreement or as a result of any of the transactions or obligations contemplated by this Agreement (other than a reduction resulting from a generally applicable higher rate of tax imposed on the net income of the Lender) received or receivable by the Lender under this Agreement, the Borrower shall, subject to the terms and conditions hereof, pay such amount (the "Compensating Amount") as the Lender may specify to be necessary to compensate the Lender for and will indemnify the Lender against any such additional cost, reduction, payment or foregone return. The payment by the Borrower of such Compensating Amount is not, and shall not be deemed to be or construed as, a repayment on account of any Outstanding Principal Obligations.

                  The Lender shall, forthwith after the Lender becoming aware of the occurrence of an event having the effect set out in (i), (ii), (iii), (iv), or (v) above entitling the Lender to the payment of a Compensating Amount and the Lender determining to claim such Compensating Amount (which determination the Lender shall make without undue delay), give notice to the Borrower of the Compensating Amount claimed with details of the events giving rise thereto and shall at that time provide to the Borrower a certificate setting out in reasonable detail a calculation of the Compensating Amount claimed (and where appropriate the Lender's reasonable allocation to its Advances hereunder of Compensating Amounts with respect to the aggregate of such similar credits granted by the Lender affected by such event). The certificate of the Lender with respect to the Compensating Amount shall be final and conclusive in the absence of manifest error. The Borrower shall within fifteen days of receipt of such notice from the Lender pay to the Lender the Compensating Amount. The obligation to pay such a Compensating Amount for subsequent periods will continue, subject as herein provided, until the earlier of the payment in full of the Obligations owed to the Lender and the lapse or cessation of the event giving rise to the Compensating Amount.


                                   ARTICLE VII

                              CONDITIONS OF LENDING

Section 7.1 Conditions Precedent to Drawdown Advance. The obligations of the Lender to make the Drawdown Advance under the Credit Facilities are subject to the satisfaction of each of the following conditions precedent on and as of the date of the Drawdown Advance, provided that such conditions precedent, being for the sole benefit of the Lender, may be unilaterally waived by it in whole or in part at any time on or before the date of the Drawdown Advance:

(a) The Lender shall have received the following, in form and substance and dated as of a date satisfactory to the Lender and its counsel:

         (i) certified copies of the charter documents and by-laws of the Borrower and the Parent together with a related certificate of non-restriction;

         (ii) certified copies of the resolutions of the board of directors of the Borrower approving the transactions contemplated hereby and the execution, delivery and performance of this Agreement and the other Loan Documents and certified copies of the resolutions of the board of directors of the Parent approving the transactions contemplated by the Put/Call Agreement and the execution, delivery and performance by the Parent of the Put/Call Agreement;

         (iii) a certificate of status or compliance with respect to each of the Borrower and the Parent issued by the appropriate Governmental Authority of the jurisdiction of its incorporation;

         (iv) a certificate of incumbency of each of the Borrower and the Parent, certifying as to the names and true signatures of its officers authorized to sign this Agreement and the other Loan Documents;

         (v) a grid note (the "Prime Rate Note") in the form of Schedule 3, completed in accordance with this Agreement, executed and delivered by the Borrower;

         (vi)     the Put/Call Agreement executed and delivered by the Parent;

         (vii) such other certificates and documentation relating to the Parent, the Borrower or the Acquisition as the Lender may reasonably request; and

         (viii) favourable opinions of counsel for each of the Borrower and the Parent to and in favour of the Lender from such counsel in form and substance satisfactory to the Lender;

(b) the Lender shall be satisfied  with all aspects of its due diligence  review
of  the  Borrower  and  its  businesses,   Assets  and  capital  structure,  the
Acquisition and the Loan Documents;

(c) the Lender shall be satisfied that the Acquisition will be completed in accordance with information in respect of the Acquisition provided by the Borrower to the Lender;

(d) any consent, approval, order, authorization, licence, exemption or designation of or by any Governmental Authority or other Person required in connection with the consummation of the Acquisition and the financing thereof, or in connection with this Agreement and the incurrence and repayment of the Obligations, shall have been received and true copies thereof provided to the Lender;

(e) the Structure Advisory and Arrangement Fee shall have been paid in full when due or arrangements for payment thereof satisfactory to Bank of Montreal Global Capital Solutions Ltd. shall have been made; and

(f) counsel to the Lender shall have reported favourably to the Lender with respect to the subject transaction.

Section 7.2 Conditions Precedent to Each Advance. The obligations of the Lender to make any Advance under the Credit Facilities are subject to the satisfaction of each of the following conditions precedent (provided that each such condition precedent, being for the sole benefit of the Lender, may be unilaterally waived by it in whole or in part at any time either generally or with respect to any particular Advance):

(a) the Lender shall have received from the Borrower a duly completed Advance Request in accordance with the provisions of this Agreement in that regard;

(b) the representations and warranties set forth herein and in any other Loan Document shall be true and correct, both on the date of such Advance Request, and on the requested date of Advance;

(c) the Borrower shall have observed and performed all covenants set forth herein and in any other Loan Document;

(d) subject to any Permitted Encumbrances, the Lender's rights and entitlement to be paid the Obligations hereunder shall rank at least pari passu with the most senior Debt of the Borrower, secured or unsecured;

(e) subject to the Encumbrances permitted under Section 8.12 of the Existing Credit Agreement, the obligations and liabilities of the Parent to the Lender under or in respect of the Put/Call Agreement shall rank at least pari passu with the most senior Debt of the Parent, secured or unsecured;

(f) no Default or Event of Default shall have occurred and be continuing or will result from giving effect to any Advance Request;

(g) no event shall have occurred which could reasonably be expected to have a Material Adverse Effect; and

(h) the making of the requested Advance shall not be illegal or otherwise prohibited by any Legal Requirement.

                  The submission by the Borrower of an Advance Request shall be deemed to constitute a representation and warranty by the Borrower that the conditions precedent to the making of the Advance requested thereby set forth in this Article VII have been satisfied in full.


                                  ARTICLE VIII

                         REPRESENTATIONS AND WARRANTIES

Section 8.1 Representations and Warranties by the Borrower. The Borrower represents and warrants to the Lender as follows, and acknowledges that the Lender is relying thereon without independent inquiry in entering into this Agreement and providing Advances from time to time:

(a) Organization and Qualification. The Borrower and each Material Subsidiary is a corporation duly incorporated or amalgamated (as the case may be), and organized, and is validly existing and is, where the failure to do so could reasonably be expected to have a Material Adverse Effect, up-to-date in the filing of all corporate, financial and other returns under the laws of its jurisdiction of incorporation. The Borrower and each Material Subsidiary is duly registered, licensed or qualified as an extra-provincial or foreign corporation, and is up-to-date in the filing of all corporate, financial and other returns under the laws of each jurisdiction in which it owns Material Assets or carries on a material portion of its business, where the failure to be so registered, licenced or qualified could result in a Material Adverse Effect. The Borrower has delivered to the Lender a complete and correct copy of the charter documents and by-laws of the Borrower, in each case as amended to the date of such delivery, and there have been no amendments to any such charter documents or by-laws other than as have been disclosed to the Lender;

(b) Corporate Power. The Borrower has full corporate right, power and authority to enter into and perform its obligations under each of the Loan Documents and the Borrower and each Material Subsidiary has full corporate power and authority to own and operate its Assets and to carry on its business as now conducted and as presently proposed to be conducted;

(c) Conflict with Other Instruments. The execution and delivery by the Borrower of the Loan Documents, the performance by the Borrower of its obligations thereunder and hereunder (as the case may be) and compliance with the terms, conditions and provisions thereof and hereof do not and will not after completion of the Acquisition:

         (i) conflict with or result in a breach of any of the terms, conditions or provisions of (A) the charter documents or by-laws of the Borrower or any of the Material Subsidiaries,
                  (B) any Legal Requirement applicable to the Borrower or any of its Material Subsidiaries or any Material Assets, (C) the Existing Credit Agreement, or (D) except as disclosed to the Lender in writing, any Material Contract; or

         (ii) result in, require or permit (A) the imposition of any Encumbrance upon or with respect to any Material Assets now owned or hereafter acquired, (B) the acceleration of the maturity of any Debt of, binding on or affecting the Borrower or any of its Material Subsidiaries or any Material Assets, or
                  (C) any third party to terminate or acquire rights under the Existing Credit Agreement or any Material Contract;

(d) Authorization, Governmental Approvals, etc. The execution and delivery of each of the Loan Documents by the Borrower and the performance by the Borrower of its obligations hereunder and thereunder (as the case may be) have been duly authorized by all necessary corporate action; no consent, approval, order, authorization, licence, exemption or designation of or by any Governmental Authority or other Person is required in connection with the execution, delivery and performance by the Borrower of this Agreement or any of the other Loan Documents except such as have been obtained and true copies of which have been delivered to the Lender on or prior to the Closing Date; and no registration, qualification, designation, declaration or filing with any Governmental Authority is or was necessary to enable or empower the Borrower to enter into and to perform its obligations under the Loan Documents except such as have been made or obtained and are in full force and effect, unamended;

(e) Due Execution. The Loan Documents have each been duly executed and delivered by the Borrower and each constitutes a legal, valid and binding obligation of the Borrower enforceable in accordance with its terms, subject to bankruptcy, insolvency, arrangement and other laws affecting the enforcement of creditors' rights generally (other than those pertaining to settlements, fraudulent conveyances, assignments and preferences) and the availability, in the discretion of a court of competent jurisdiction, of equitable remedies;

(f) Ownership of Property. The Borrower is the absolute beneficial owner of, with good and marketable title to, all of its Material Assets free and clear of all Encumbrances other than Permitted Encumbrances;

(g) Subsidiaries. On the Closing Date and upon completion of the Acquisition the Borrower will not have any Subsidiaries. The Borrower has not agreed or offered to acquire any shares in the capital of any other corporation or any ownership interest in any other Person which after acquisition thereof would amount to a Material Asset or to acquire or lease any other Material Asset or business operations other than pursuant to the Acquisition. None of the Borrower or, to the best of the Borrower's knowledge, Texcan or any of its Subsidiaries have sold, lost or otherwise disposed of any Material Assets forming part of the assets reflected in the Closing Unaudited Financial Statements, except as has otherwise been disclosed to the Lender in writing by means of (a) the Loan Documents, or (b) an officer's certificate delivered to the Lender on Closing;

(h) Terms of the Acquisition. Upon completion of the Acquisition, the Borrower will be the sole beneficial owner of all of the Texcan Assets with good and marketable title thereto free and clear of all Encumbrances other than Permitted Encumbrances.
Upon completion of the Acquisition:

         (i) no Person will have any agreement or option, or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option, for the purchase of any Material Assets, except as permitted pursuant to Section 9.2; and

         (ii) none of the Borrower or any of its Subsidiaries will have any outstanding Debt other than Debt referred to in Section 8.1(i) below to be incurred on completion of the Acquisition;

(i) Debt. None of the Borrower or any of its Subsidiaries has any outstanding Debt other than:


         (i) Debt reflected in the Closing Unaudited Financial Statements of the Borrower; and

         (iii) Obligations owed or otherwise incurred to the Lender under the Loan Documents;

(j) No Default Under Material Contracts. None of the Borrower or any of its Subsidiaries is in default or breach in any material respect of any Material Contract to which it is a party or by which it or any of its Material Assets may be bound and there exists no state of facts which after notice or the passage of time, or both, would constitute such a default or breach, and all such Material Contracts are in good standing in all material respects;

(k) Absence of Unusual Transactions and Events. Except in connection with the transactions contemplated by the Acquisition, the Borrower has not, since September 4, 1998 and to and including the date of the Drawdown Advance:

         (i) paid or satisfied any Debt, other than in accordance with the terms of such Debt;

         (ii) waived or cancelled any material rights or material Claims or made any material gift, other than in the ordinary course of such corporation's business consistent with past practice;

         (iii) made or suffered any Change of Control, nor any Material Adverse Effect;

         (iv) except as would otherwise be permitted hereunder, declared or paid any dividend or made any other Corporate Distribution, whether in cash, stock or in specie; or

         (v) authorized or agreed or otherwise become committed to do any of the foregoing;

(l) Tax Matters. All Taxes that are or may become payable by the Borrower or any of its Material Subsidiaries in respect of any prior period have been fully paid or fully disclosed and fully provided for in the books and financial statements of the Borrower and each such Material Subsidiary. There are no actions, audits, assessments, reassessments, suits, proceedings, investigations or claims pending or threatened against the Borrower or any of its Subsidiaries in respect of any Taxes or any matters under discussion with any Governmental Authority relating to any Taxes which, if determined adversely, could have a Material Adverse Effect;

(m) Litigation and Other Proceedings. There is no court, administrative, regulatory or other proceeding (whether civil, quasi-criminal or criminal), arbitration or other dispute settlement procedure, or any investigation or inquiry, by or before any Governmental Authority against or involving the Borrower or any of its Subsidiaries (whether in progress or threatened) which, if determined adversely, could have a Material Adverse Effect;

(n)               Financial Statements.

         (i) the Closing Unaudited Financial Statements of the Borrower have been prepared on an unconsolidated pro forma basis and on the basis of the assumptions therein set out and present fairly the financial position of the Borrower as at the Closing Date on an unconsolidated pro forma basis after giving effect to the completion of the Acquisition (subject to usual year end adjustments which are not expected to be materially adverse); and

         (ii) all other financial statements delivered to the Lender relating to each of the Borrower and its Subsidiaries have been prepared in accordance with GAAP and present fairly in all material respects the financial position of each of the Borrower and its Subsidiaries, as the case may be, and the results of their operations for the period covered thereby (subject to usual adjustments which are not expected to be materially adverse);

(o) Disclosure. The Borrower has made available to the Lender prior to the Closing Date all of the material agreements, arrangements and undertakings, both written and oral, relating to the Acquisition to which it is party and all material information known to it to such date relating to the Acquisition. To the best of the knowledge of the Borrower, all such information, and all other information supplied to the Lender by the Borrower, and its Affiliates, shareholders or Subsidiaries (i) with respect to any and all factual matters, is true and correct in all material respects (except as otherwise disclosed to the Lender in writing on or before the Closing Date), (ii) with respect to any projections or forecasts therein and the assumptions on the basis of which such information was prepared, is believed to be reasonable in the circumstances (except as otherwise disclosed to the Lender in writing on or before the Closing
Date), and (iii) with respect to any other matters being the subject of opinion, is believed on reasonable grounds to be true and correct in all material respects (except as otherwise disclosed to the Lender in writing on or before the Closing Date). There is no fact known to the Borrower as of the Closing Date which could reasonably be expected to have after completion of the Acquisition a

Material Adverse Effect which has not been fully and adequately disclosed to the Lender prior to the Closing Date;

(p) Pension Plans. There are no unfunded liabilities under any of the Plans provided by the Borrower and its Subsidiaries, and without limiting the generality of the foregoing, there is no going concern unfunded actuarial liability, past service unfunded actuarial liability or solvency deficiency, which would reasonably be expected to have a Material Adverse Effect;

(q) Compliance with Laws. The Borrower and each of its Subsidiaries has complied and is complying in all material respects with all Legal Requirements applicable to its business, property, Assets and operations in each jurisdiction in which such corporations own any Material Assets or carry on any material portion of their respective businesses where the failure to do so could reasonably be expected to have a Material Adverse Effect;

(r) Insurance. The Borrower has in place all insurance policies required in accordance with the provisions of this Agreement and all policy premiums owing or payable in respect thereof have been paid to date; and

(s) Year 2000 Compliance. All adequate systems, procedures and organizational structures are in place to ensure that relevant systems and equipment of and used by the Borrower and its Material Subsidiaries, including related supporting data and files, will, on a timely basis, function correctly when dealing with dates and times and date or time related data to, without interruption, accurately process date and time data from, into, and between the twentieth and twenty-first centuries and the years 1999 and 2000 and perform leap year calculations and to not, as a result of the processing of such date or time, (i) create any logical or mathematical inconsistency, (ii) malfunction, or (iii) cease to function, except to the extent that failure to comply with this Section 8.1(s) would not have a Material Adverse Effect. Accurate processing as referred to above, includes accurately outputing, extracting, displaying, calculating, comparing, sorting, sequencing and printing such data.

Section 8.2 Survival of Representations and Warranties. The representations and warranties herein set forth or contained in any certificates or documents delivered to the Lender pursuant hereto shall survive the execution and delivery hereof and any investigation at any time made by or on behalf of the Lender. The representations and warranties shall be deemed to be continuing and repeated by the Borrower at the time that any Advance is requested by or made to the Borrower, and all references to the Closing Date contained in such representations and warranties shall be deemed to refer to the date of any such Advance.


                                   ARTICLE IX

                            COVENANTS OF THE BORROWER

Section 9.1 Affirmative Covenants. From and after the Closing Date and so long as any Obligations remain outstanding and unpaid or any Commitment of the Lender shall continue to exist, the Borrower shall:

(a) Payment of Obligations to Lender. Duly and punctually pay to the Lender all amounts payable by the Borrower hereunder as and when the same become due;

(b) Payment of Taxes, etc. Pay and discharge, and cause each of its Material Subsidiaries to pay and discharge, before the same shall become delinquent, all Taxes where the failure to do so could have a Material Adverse Effect, except any such Taxes which are being contested in good faith and by proper proceedings and for which adequate provision for payment has been made to the sole satisfaction of the Lender, acting reasonably;

(c) Maintenance of Insurance. Maintain, and cause each of its Material Subsidiaries to maintain, insurance with responsible and reputable insurance companies in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Borrower or such Subsidiary, as the case may be, operates;

(d) Preservation of Corporate Existence, etc. Preserve and maintain, and cause each of its Material Subsidiaries to preserve and maintain, as contemplated under the terms of the Acquisition, its and their respective corporate existence and rights (charter and statutory) and maintain, and cause each of its Material Subsidiaries to maintain, up-to-date registrations and licences and filings of all corporate, financial and other returns under the laws of all jurisdictions where the Borrower or such Material Subsidiary owns any Material Assets or carries on a material portion of its business, where the failure to do so could have a Material Adverse Effect; and maintain and cause its Material Subsidiaries to maintain full corporate right, power and authority to perform their respective obligations under each of the Loan Documents to which each is a party and to own and operate their respective Assets and to carry on their respective businesses where the failure to do so could have a Material Adverse Effect;

(e) Conflict with Other Instruments. Ensure that at all times and from time to time the execution and delivery by it of each of the Loan Documents to which it is a party, the performance by it of its obligations thereunder and the compliance by it with the terms, conditions and provisions thereof will not:

          (i) conflict with or result in a breach of any of the terms, conditions or provisions of (A) its or any of the Material Subsidiaries' charter documents or by-laws, (B) any Legal
                  Requirement   applicable   to  it  or  any  of  the   Material
                  Subsidiaries or any Material Assets, or (C) the Existing Credit Agreement or any Material Contract; or

         (ii) result in, require or permit (A) the imposition of any Encumbrance upon or with respect to any Material Assets now owned or hereafter acquired, (B) the acceleration of the maturity of any Debt, binding on or affecting the Borrower or any of the Material Subsidiaries or any Material Asset, or (C) any third party to terminate or acquire rights under the Existing Credit Agreement or any Material Contract;

(f) Enforceability. Ensure that at all times and from time to time the execution and delivery of each of the Loan Documents by it and the performance by it of its obligations thereunder will be, upon the execution and delivery thereof, duly authorized by all necessary corporate action; that all consents, approvals, orders, authorizations, licenses, exemptions or designations of or by any
Governmental Authority or other Person required in connection with the execution, delivery and performance by it of any such documents have been obtained; and that all registrations, qualifications, designations, declarations or filings with any Governmental Authority necessary to enable or empower it to enter into and to perform its obligations under any such documents have been obtained and continue in full force and effect as required for such purpose; and that any and all Loan Documents to which it is a party have been duly executed and delivered by it and that each will constitute its legal, valid and binding obligation enforceable in accordance with its terms, subject only to bankruptcy, insolvency, arrangement and other laws affecting the enforcement of creditors' rights generally (other than those pertaining to settlements, fraudulent conveyances, assignments and preferences) and the availability, in the discretion of a court of competent jurisdiction, of equitable remedies;

(g) Compliance with Laws, etc. Comply, and cause each of its Subsidiaries to comply, in all material respects with all applicable Legal Requirements, and duly observe all valid requirements of any Governmental Authority, if the failure to do so could reasonably be expected to have a Material Adverse Effect and, without limiting the generality of the foregoing, comply fully and strictly with all Legal Requirements of all relevant municipal, provincial, federal and other Governmental Authorities relating to contaminants, pollutants, hazardous substances and other environmental issues;

(h) Keeping of Books. Keep, and cause each of its Material Subsidiaries to keep, financial books and records systems in accordance with GAAP and all applicable Legal Requirements, and in such books and records make full and correct entries of all financial transactions, Assets, liabilities, shareholders equity, participation accounts and business of the Borrower and each of its Material Subsidiaries in accordance with GAAP;

(i) Maintenance of Assets, etc. Maintain and preserve, and cause each of its Subsidiaries to maintain and preserve, all of its or their Material Assets in all material respects in good repair, working order and condition (reasonable wear and tear excepted) and, from time to time, make all needful and proper repairs, renewals, replacements, additions and improvements thereto, so that the business carried on may be properly and advantageously conducted at all times in accordance with prudent business management; and, without limiting the generality of the foregoing, maintain, preserve and protect, and cause each of its Subsidiaries to maintain, preserve and protect its or their intangibles, including all trademarks, trade names, copyrights, licences and other intellectual property, that constitute Material Assets, without conflict with the rights of others;

(j)               Reporting Requirements.  Furnish to the Lender:

         (i) annually, as soon as available and in any event within 120 days after the end of each Financial Year,

                    (A) Audited Financial Statements. The audited Annual Financial Statements of the Parent and of the Borrower and the Material Subsidiaries for such Financial Year; and

                    (B) Compliance Certificate. A Compliance Certificate dated the date of delivery thereof;

         (ii) quarterly, as soon as available and in any event within 90 days after the end of each Financial Quarter,

                    (A) Quarterly Financial Statements. The Quarterly Financial Statements of the Parent and of the Borrower and the Material Subsidiaries for such Financial Quarter; and

                    (B) Compliance Certificate. A Compliance Certificate dated the date of delivery thereof;

         (iii) promptly after becoming aware thereof, notice of any existing or threatened action, suit or proceeding before any Governmental Authority which, if adversely decided, could have a Material Adverse Effect;

         (iv) promptly on reasonable demand, a Compliance Certificate dated the date of delivery thereof;

         (v) promptly upon becoming aware thereof, notice of any fact or change which has had, is having or is expected to have a Material Adverse Effect;

         (vi) notice of any Subsidiary of the Borrower becoming a Material Subsidiary thereof, forthwith after becoming aware thereof; and

         (vii) such other information respecting the business and affairs, financial or otherwise, of the Borrower or any of its Subsidiaries or Affiliates, as the Lender may from time to time reasonably request;

(k) Cure Defects. Promptly cure or cause to be cured, or cause its Subsidiaries to cure or cause to be cured, any defects in the execution, delivery, validity or enforceability of any of the Loan Documents or any of the other agreements, instruments or documents contemplated thereby or executed pursuant hereto or thereto and at its expense, execute and deliver or cause to be executed and delivered all such agreements, instruments and other documents and make all necessary filings and recordings as the Lender may consider reasonably necessary or desirable for the foregoing purposes;

(l) Notice of Default, etc.. Notify the Lender forthwith in writing of the occurrence of a Default, an Event of Default or any fact or circumstance which has resulted or can reasonably be expected to result in a Material Adverse Effect, and in such notice and in further notices delivered from time to time thereafter to (and in any event forthwith in response to any request for such a notice by) the Lender, provide the Lender with the particulars of the steps being taken to remedy any such Default, Event of Default or fact or circumstance giving rise to any such Material Adverse Effect;

(m) Corporate Distributions. Subject to compliance with applicable Legal Requirements, cause such of its Subsidiaries to declare and pay to the Borrower or to such Subsidiary's holding body corporate such dividends and other Corporate Distributions as may be required to provide sufficient funds to the Borrower to duly and punctually pay to the Lender all amounts payable by the Borrower hereunder as and when the same become due; and

(n) Further Assurances. At its cost and expense, upon request of the Lender, duly execute and deliver, or cause to be duly executed and delivered, to the Lender all such further agreements, instruments, documents and other assurances and do and cause to be done all such further acts and things as may be necessary or desirable in the reasonable opinion of the Lender to carry out more effectually the provisions and purposes of this Agreement or any of the other Loan Documents.

Section 9.2 Negative Covenants. From and after the Closing Date and so long as any Obligations remain outstanding and unpaid or any Commitment of the Lender shall continue to exist, the Borrower shall not, without the prior written consent of the Lender, which consent shall not be unreasonably withheld:

(a) Debt. Create, incur, assume or suffer to exist, or permit any of its Subsidiaries to create, incur, assume or suffer to exist any Debt other than:

               (i) Debt reflected in the Closing Unaudited Financial Statements of the Borrower; and

             (iii) Obligations owed or otherwise incurred to the Lender under the Loan Documents;

(b) Encumbrances, etc. Create or suffer to exist, or permit any of its Subsidiaries to create or suffer to exist, any Encumbrance on any of its or their respective Assets other than a Permitted Encumbrance or create or suffer to exist, or permit any of its Subsidiaries to create or suffer to exist, any Encumbrance on any Material Assets other than a Permitted Encumbrance;

(c) Sale of Material Assets. Effect, or permit any of its Subsidiaries to effect, any sale, lease, exchange, transfer, assignment or other disposition (whether in one transaction or a series of related transactions) of any Material Assets other than for the purpose of effecting a Permitted Transaction or repayment or repayments on account of the then outstanding Obligations;

(d) Issue or Transfer of Shares. Other than expressly provided for herein, issue any shares in its capital or any options, warrants or other rights to purchase any shares in its capital or other equity interests, or securities exchangeable or convertible into shares in its capital or other equity interests, or permit any of its Subsidiaries to do so, other than pursuant to a Permitted Transaction;

(e) Change in Nature of Business. Make, or permit any of its Subsidiaries to make, any material change in the nature of its or their business;

(f) Mergers, etc. Amalgamate with any other Person or Persons, or enter into any transaction (whether by way of reconstruction, reorganization, consolidation, amalgamation, merger, transfer, sale, lease or otherwise) whereby all or a material portion of its Assets would become the property of any other Person or, in the case of any such merger, of the continuing corporation resulting therefrom, or permit any of its Subsidiaries to amalgamate with any other Person or Persons or to enter into any such transaction other than a Permitted Transaction;

(g) Investments. Other than pursuant to a Permitted Transaction, make, or permit any of its Subsidiaries to make, any Investment, other than the Acquisition or Investments in Eligible Instruments, otherwise than in the ordinary course of its business and in accordance with any investment policy adopted by its, or such Subsidiary's, board of directors and in compliance with all applicable Legal Requirements;

(h) Prohibition on Restrictions. Create or permit any of its Subsidiaries to, create or otherwise cause or suffer to exist any Encumbrance or restriction which prohibits or otherwise restricts in any material respect:

         (i) the ability of any such Subsidiary to (A) pay dividends or make other distributions or pay any Debt owed to the Borrower or any such Subsidiary, (B) make any other Corporate Distribution to the Borrower or any such Subsidiary or (C) transfer any of its properties or assets to the Borrower or any such Subsidiary, or;

         (ii) the ability of the Borrower or any such Subsidiary to create, incur, assume or suffer to exist any Encumbrance upon its property or assets to secure the Obligations,

other than prohibitions or restrictions existing under or by reason of (A) this Agreement and the Loan Documents, (B) Legal Requirements, (C) customary non-assignment provisions entered into in the ordinary course of business and consistent with past practices, (D) purchase money obligations for property acquired in the ordinary course of business, so long as such obligations are permitted under this Agreement, (E) Permitted Encumbrances and any documents or instruments governing the terms of any Debt secured by any such Permitted Encumbrances, provided that such prohibitions or restrictions apply only to the assets subject to such Permitted Encumbrances, or (F) the Existing Credit Agreement;

(i) Change of Control. Effect, or permit any of its Material Subsidiaries to effect, whether in one transaction or a series of related transactions, any
Change  of  Control  in  respect  of  the   Borrower  or  any  of  the  Material
Subsidiaries;

(j) Transactions with Affiliates. Except as otherwise expressly contemplated or permitted by this Agreement, directly or indirectly:

          (i) make any Investment, or permit any of its Subsidiaries to make any Investment, in any Affiliate;

         (ii) transfer, sell, lease, assign or otherwise dispose of, or permit any of its Subsidiaries to transfer, sell, lease, assign or otherwise dispose of, any Asset to any Affiliate;

         (iii) merge into or consolidate with or purchase or acquire any Assets from, or permit any of its Subsidiaries to merge into, or consolidate with or purchase or acquire any Assets from, any Affiliate; or

         (iv) enter into, or permit any of its Subsidiaries to enter into, any other transaction directly or indirectly with or for the benefit of any Affiliate (including, without limitation, any guarantee or assumption of any obligation of any Affiliate), provided that (A) any Affiliate who is an individual may serve as a director, officer or employee of the Borrower or any of its Affiliates, or any one or more of them, and receive reasonable compensation in connection with services rendered by such individual in such capacity, and (B) the Borrower and any of its Subsidiaries may enter into any such transaction with any Affiliate if such transaction is a Permitted Transaction or if the terms and conditions thereof are at least as favourable to the Borrower or such Subsidiary as market terms and conditions, and if such transaction would otherwise be permitted under all applicable Legal Requirements;

(k) Financial Year. Change its Financial Year, or permit any of its Material Subsidiaries to change their respective Financial Years to other than December 31 or to have a financial year that does not end on December 31 of each calendar year; or

(l) Acquisition Agreement. Cause or permit any Subsidiary or Affiliate of the Borrower to supplement, amend, modify, restate, or otherwise make, permit, consent to or acquiesce in any modification of any term or condition of, the Acquisition Agreement or any obligations or liabilities arising thereunder or pursuant thereto.


                                    ARTICLE X

                                  ACCELERATION

Section 10.1 Events of Default. If any one or more of the following events (each an "Event of Default") shall occur and be continuing then the Lender may, (i) terminate the Lender's obligations to make any further Advance under the Credit Facilities, and (ii) (at the same time or at any time after such termination) declare the Obligations to be immediately due and payable, provided that should any Event of Default specified in Sections 10.1(g), 10.1(h), 10.1(i) or 10.1(j) occur then the Obligations shall, to the extent permitted by applicable law, be and become immediately due and payable without any declaration or other act on the part of the Lender:

(a) the Borrower makes default in the payment on the due date thereof of any amount payable by it hereunder on account of the Outstanding Principal Obligations under the Credit Facilities;

(b) the Borrower makes default in the payment when due of any amount payable by it hereunder on account of interest, fees, costs, expenses or other amounts payable by it hereunder, and such default shall continue for three Business Days after the earlier of the Borrower becoming aware of such default and notice of such default being given to the Borrower by the Lender;

(c) the Borrower fails to perform any covenant, agreement or undertaking under this Agreement other than those referred to in paragraphs (a) and (b) of this
Section 10.1 or in any other Loan Document, provided that if such failure is capable of being remedied or cured within a ten day period, the Borrower, subject to the other provisions of this Section 10.1, shall have a period of ten days after the earlier of the Borrower becoming aware of such default and notice of such default being given to the Borrower by the Lender within which to remedy or cure such failure;

(d) any representation or warranty made by the Borrower in this Agreement or in any other Loan Document is incorrect in any material respect when made (or when deemed to be made hereunder or thereunder), provided that, notwithstanding any lack of correctness of any such representation or warranty as so stated as at the Closing Date, if the subject matter of such representation and warranty is capable of being remedied or cured within a ten day period such that it would be true if so stated at such later time, the Borrower, subject to the other provisions of this Section 10.1, shall have a period of ten days after the earlier of receipt of written notice from the Lender specifying the representation or warranty concerned and the Borrower otherwise becoming aware that such representation or warranty is incorrect in any material respect, within which to remedy or cure such lack of correctness;

(e) the Parent makes default in the payment when due, or otherwise fails to perform any covenant, agreement or undertaking under the Put/Call Agreement or a Parent Event of Default under the Existing Credit Agreement shall occur, in either case, whether before or after the occurrence of any other Default or Event of Default under this Agreement;

(f) any representation or warranty made by the Parent to the Lender in the Put/Call Agreement is incorrect in any material respect when made (or when deemed to be made thereunder);

(g) the Borrower or any of its Material Subsidiaries or the Parent ceases or threatens to cease to carry on business or becomes insolvent or bankrupt or ceases paying its debts generally as they fall due, other than any such debts which are contested in good faith and by appropriate proceedings and for which adequate provision has been made to the Lender' sole satisfaction, or the Borrower or any of its Material Subsidiaries or the Parent commits any act of bankruptcy or makes an assignment for the benefit of creditors or otherwise acknowledges its insolvency, or a trustee, receiver, receiver and manager, liquidator, agent or similar official is appointed for the Borrower or any of its Material Subsidiaries or the Parent or for any material part of its Assets, or bankruptcy, reorganization, proposal, arrangement, moratorium, compromise or similar proceedings shall be instituted by or in respect of the Borrower or any of its Material Subsidiaries or the Parent under the laws of any jurisdiction;

(h) without limiting the generality of paragraph (g) of this Section 10.1, any Governmental Authority shall take control of the Borrower or any of its Material Subsidiaries or the Parent, or shall take control of the Assets of any such Person or any Material Assets;

(i) any proceeding is instituted by the Borrower or any of its Material Subsidiaries or the Parent, any order is made or any resolution is passed for the winding-up of the Borrower or any of its Material Subsidiaries or the Parent;

(j) any petition shall be filed or other action or proceeding shall be commenced, whether judicial, quasi-judicial or administrative in nature or by or in respect of the Borrower or any of its Material Subsidiaries or the Parent, to adjudge the Borrower or any of its Material Subsidiaries or the Parent insolvent or a bankrupt, or to give notice of, consider or approve any proposal, reorganization, compromise, moratorium or arrangement with all or any of the creditors of the Borrower or any of its Material Subsidiaries or the Parent, or to appoint a trustee, receiver, receiver and manager, liquidator, agent or similar official of the Borrower or any of its Material Subsidiaries or the Parent or any of its Assets or any Material Assets, or to wind-up, dissolve or otherwise liquidate the Borrower or any of its Material Subsidiaries or the Parent, provided that, if the Borrower or any of its Material Subsidiaries or the Parent shall be contesting such petition, action or proceeding in good faith and by appropriate proceedings based, in the Lender' sole opinion, on reasonable and substantial grounds, the Borrower and each of its Material Subsidiaries or the Parent , subject to the other provisions of this Section 10.1, shall have a period of forty-five days after the date of the filing or commencement of such petition, action or proceeding within which to obtain or procure an abandonment, dismissal, withdrawal, quashing or permanent stay of such petition, action or proceeding;

(k) any execution, sequestration or any other process of any court, any work order or any distress or analogous process becomes enforceable against the Borrower or any of its Material Subsidiaries or the Parent or any Material Assets, if enforcement thereof could have a Material Adverse Effect;

(l) the Borrower or any of its Material Subsidiaries shall permit any sum in excess of Cdn. $ 1,000,000, or the Parent shall permit any sum in excess of U.S. $ 1,000,000, which has been admitted as due by it or is not disputed to be due by it to remain unpaid for five days after proceedings have been taken to enforce the same;

(m) the Borrower or any of its Material Subsidiaries or the Parent makes default under the terms of any agreement or instrument for or in respect of any Indebtedness in excess of Cdn. $ 1,000,000, or in excess of U.S. $ 1,000,000, in the case of the Parent, and such default remains unremedied for the applicable grace period, if any, specified in such agreement or instrument and has not been waived by the Person to whom such Indebtedness is owed or by its authorized representative or agent;

(n) a Material Adverse Effect shall occur;

(o) there is any adverse qualification to any of the financial statements of the Borrower or any of its Material Subsidiaries or the Parent by their respective auditors;

(p) a Change of Control shall occur;

(q) this Agreement or the Put/Call Agreement shall cease to be in full force and effect and to constitute a legal, valid and binding obligation of any of the parties signatory thereto enforceable against such parties in accordance with its terms, subject to bankruptcy, insolvency, arrangement and other laws affecting the enforcement of creditors' rights generally (other than those pertaining to settlements, fraudulent conveyances, assignments and preferences) and the availability, in the discretion of a court of competent jurisdiction, of equitable remedies;

(r) the operation of the Put/Call Agreement shall be stayed or the Parent shall be resisting or disputing its obligations thereunder, whether or not pursuant to court proceedings;

(s) subject to Permitted Encumbrances, the Lender's rights and entitlement to be paid the Obligations hereunder shall cease to rank at least pari passu with the most senior Debt of the Borrower, secured or unsecured;

(t) subject to the Encumbrances permitted under Section 8.12 of the Existing Credit Agreement, the obligations and liabilities of the Parent to the Lender under or in respect of the Put/Call Agreement shall cease to rank at least pari passu with the most senior Debt of the Parent, secured or unsecured;

(u) the Parent shall at any time fail to maintain a Current Ratio of not less than 1.40 to 1.00;

(v) the Parent shall, as of the last day of any Financial Quarter of the Parent, fail to maintain an Interest Coverage Ratio of not less than 2.0 to 1.0;

 (w) the Parent shall, as of the last day of any Financial Quarter of the Parent, fail to maintain Tangible Net Worth at not less than the Minimum Required Amount;

(x) the Parent shall, as of the last day of any Financial Quarter of the Parent, fail to maintain the Debt to Earnings Ratio at not greater than 3.5 to 1.0; or

(y) the Parent shall, as of the last day of any Financial Quarter of the Parent, fail to maintain the Leverage Ratio at not more than 0.40 to 1.00.

Section 10.2 Remedies Upon Default. Upon the occurrence of an Event of Default and acceleration of the maturity of the Obligations owed to the Lender hereunder, the Lender may commence such action or proceedings as it may deem expedient, all without any additional notice, presentation, demand, protest, notice of dishonour, entering into of possession of any of the Assets of the Borrower, or any other action, notice of all of which the Borrower hereby expressly waives. The rights and remedies of the Lender hereunder are cumulative and are in addition to and not in substitution for any other rights or remedies provided by law.

Section 10.3 Judgment Currency. The obligation of the Borrower to make any payment on account of the Obligations hereunder in Canadian Dollars (the "first currency") shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any other currency (the "second currency") except to the extent to which such tender or recovery shall result in the effective receipt by the Lender of the full amount of the first currency payable, and accordingly the primary obligation of the Borrower shall be enforceable as an alternative or additional cause of action for the purpose of recovery in the second currency of the amount (if any) by which such effective receipt shall fall short of the full amount of the first currency payable and shall not be affected by any judgment being obtained for any other sum due hereunder.


                               ARTICLE XI GENERAL

Section 11.1 Evidence of Debt. The Obligations of the Borrower, whether resulting from Advances under the Credit Facilities or otherwise, shall be evidenced by the records of the Lender which shall constitute conclusive evidence of such Obligations absent manifest error. Each of the Prime Rate Loans shall be further evidenced by the Prime Rate Note executed and delivered by the Borrower.

Section 11.2 Additional Expenses. If the Borrower should fail to observe or perform any covenant or agreement to be observed or performed by the Borrower hereunder the Lender may but shall not be obliged to perform or cause to be performed the same for which purpose the Borrower hereby appoints the Lender to be the lawful attorney of the Borrower, and all reasonable expenses incurred or payments made by the Lender in so doing shall be paid by the Borrower to the Lender forthwith upon demand and any such unpaid amount shall bear interest, both before and after judgment, at the Past Due Rate, calculated daily and compounded monthly in arrears and payable on demand, and the Borrower hereby indemnifies the Lender against any loss incurred by the Lender in that regard.

Section 11.3 Invalidity of any Provisions. Any provision of this Agreement or any of the other Loan Documents which is prohibited by the laws of any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition without invalidating the remaining terms and provisions hereof or thereof and no such invalidity shall affect the obligation of the Borrower to pay the Obligations in full. The rate of interest chargeable or collectable on overdue instalments of interest shall not exceed the maximum rate permitted by applicable law.

Section 11.4 Amendments, Waivers, etc. No failure to exercise and no delay in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Any such amendment or waiver shall be binding upon the Borrower and the Lender and shall be for such period and subject to such conditions as shall be specified in the instrument containing such amendment or waiver. In the case of any such waiver of any Event of Default, the Borrower and the Lender shall be restored to their former positions and rights under this Agreement and any Event of Default or the subsequent re-occurrence of the same Event of Default, so waived shall be deemed to be cured and not continuing, provided that no such waiver or amendment shall extend to any subsequent or other Event of Default or impair any right or remedy consequent thereon. The remedies herein provided are cumulative and not exclusive of any other right or remedy available at or provided by law.

Section 11.5 Notices, etc. All notices and other communications provided for hereunder shall, except as otherwise permitted hereunder, be in writing personally delivered, if

         (i)      to the Borrower, to it at:

                  c/o Anicom, Inc.
                  6133 North River Road
                  Suite 1000
                  Rosemont, Illinois
                  60018-5171

                  Telecopy: (847) 518-8777
                  for the attention of:  Gregory E. Fix

                  with a copy to:

                  Stikeman Elliott
                  Suite 5300
                  Commerce Court West
                  Toronto, Ontario
                  M5L 1B9

                  Telecopy:  (416)-947-0866
                  for the attention of:  Brian Rose

         (ii)     to the Lender , to it at:

                  Bank of Montreal
                  115 South LaSalle Street
                  Chicago, Illinois
                  Toronto, Ontario
                  60603

                  Telecopy:  (312) 750-3783
                  for the attention of:  Director, Global Structured Finance or in any case sent by facsimile or telecopy transmission or similar means of recorded communication to such other address or facsimile or telecopy number as any party hereto may from time to time designate to the other parties hereto in such manner, provided that any Advance Request given to the Lender hereunder shall be delivered or transmitted to the address and telecopy number of the Lender set out in Schedule 1 hereto. All such notices and communications shall, when so delivered personally, shall be deemed to have been validly and effectively received on the date of such delivery if such day is a Business Day, or on the Business Day next following the date of delivery if such day is not a Business Day, and when sent by facsimile or telecopy transmission or similar means of recorded communication, shall be deemed to have been validly and effectively received on the date transmitted, if transmitted before 3:00 p.m. (Toronto, Ontario time) on a Business Day, or, in any other case, on the first Business Day following the date transmitted.

Section 11.6 Costs and Expenses. The Borrower shall pay to the Lender on demand all reasonable costs and expenses (including, without limitation, all reasonable legal fees and disbursements) incurred by the Lender in connection with this Agreement, the other Loan Documents and the Credit Facilities including, without limitation, (i) the negotiation, preparation, execution, and delivery, both prior and subsequent to the Closing Date, of this Agreement and the other Loan Documents or any agreement or instrument contemplated hereby or thereby; (ii) the performance by the Lender of its obligations and duties under this Agreement and the other Loan Documents; (iii) advice of counsel with respect to the administration of or other matters relating to the Credit Facilities, the Loan Documents or any transaction contemplated thereunder; (iv) the enforcement of any of the Loan Documents or the enforcement or preservation of rights under and the refinancing, renegotiation or restructuring of the Credit Facilities under this Agreement or the other Loan Documents or the bringing of any action, suit or proceeding with respect to the enforcement of any of the Loan Documents or any such right or seeking any remedy which may be available to the Lender or the Lender at law or in equity; and (v) any amendments, waivers or consents requested by the Borrower pursuant to the provisions hereof or any other Loan Document.

Section 11.7  Indemnification.

(a) The Borrower agrees to indemnify the Lender and each of its Affiliates and the directors, officers and employees of each of them from and against any and all Claims and Losses of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Lender or any of its Affiliates or the directors, officers or employees of any of them, arising by reason of any action (including any action referred to herein) or inaction or omission to do any act legally required of the Borrower pursuant to the Loan Documents.

(b) The Borrower shall pay to the Lender on demand any amounts required to compensate the Lender for any Loss suffered or incurred by the Lender as a result of (i) any payment being made (due to acceleration of the maturity of any Advance to a date pursuant to Article X, a mandatory or optional prepayment of principal or otherwise) in respect of any Bankers' Acceptance other than on the maturity date of such Banker's Acceptance; (ii) the failure of the Borrower to give any notice in the manner and at the times required by this Agreement; (iii) the failure of the Borrower to effect an Advance in the manner and at the time specified in any Advance Request or other notice given by the Borrower to the

Lender requesting such Advance; or (iv) the failure of the Borrower to make a payment or a mandatory repayment in the manner at the time specified in this Agreement or any notice given by the Borrower to the Lender. A certificate as to the amount of any such Loss, providing reasonable detail of the calculation of such Loss and submitted in good faith by the Lender to the Borrower shall be conclusive and binding for all purposes, absent manifest error.

(c) The Borrower hereby agrees to indemnify and save harmless the Lender and each of its Affiliates and the directors, officers and employees of each of them (collectively, the "Lender Related Parties") from and against any and all claims, demands, costs, expenses, damages, penalties, losses, proceedings, causes of action and liabilities incurred or suffered by the Lender or any Lender Related Parties both as a result of having entered into this Agreement or any of the Loan Documents and in respect of (i) any prior or future contravention by the Borrower or any previous owner, operator or user of any of any portion of the BorrowerAEs property of any environmental law, regulation, rule, order, policy, guideline or other standard relating in any manner thereto, or (ii) any environmental spill, discharge, emission, contamination, storage, disposal or transport of contaminants or other hazardous substances or other matter relating to any portion of the BorrowerAEs property which causes injury or damage to any person, property or to the environment.

(d) The provisions of this Section 11.7 shall survive the termination of the Agreement and the repayment of all Obligations. The Borrower acknowledges that neither its obligation to indemnify, nor any actual indemnification by it, of the Lender or any other Indemnified Party hereunder in respect of such Person's Loss for the legal fees and expenses of such Person's counsel shall in any way affect the confidentiality or privilege relating to any information communicated by such Person to its counsel.

Section 11.8 Taxes. (a) Any and all payments to the Lender by the Borrower hereunder (or under any of the other Loan Documents) shall be made free and clear of and without deduction or withholding for any and all present and future Taxes, imposed by any Governmental Authority including, without limitation, any Taxes which arise from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any of the other Loan Documents, unless such Taxes are required by law or the administration thereof to be deducted or withheld. If the Borrower shall be required by law or the administration thereof to deduct or withhold any such Taxes from or in respect of any amount payable hereunder, (i) the amount payable shall be increased as may be necessary so that after making all required deductions or withholdings (including deductions or withholdings applicable to additional amounts paid under this paragraph), the Lender shall receive an amount equal to the amount it would have received if no such deduction or withholding had been made; (ii) the Borrower shall make such deductions or withholdings; and (iii) the Borrower shall pay forthwith the full amount deducted or withheld to the relevant taxation or other authority in accordance with applicable law.

(b) The Borrower agrees to indemnify the Lender for the full amount of Taxes not deducted or withheld and paid by the Borrower in accordance with Section 11.8
(a) to the relevant taxation or other authority and any Taxes imposed by any jurisdiction on amounts payable by the Borrower under this Section 11.8, paid by the Lender and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not any such Taxes were correctly or legally asserted. Payment under this indemnification shall be made within fifteen days from the date the Lender makes written demand therefor. A certificate as to the amount of such Taxes, providing reasonable details of the calculation thereof, and evidence of payment thereof submitted to the Borrower by the Lender shall be conclusive evidence of the amount due from the Borrower to the Lender absent manifest error.

(c) The Borrower shall furnish to the Lender the original or a certified copy of a receipt evidencing any payment of Taxes made by the Borrower, as soon as such receipt becomes available.

(d) If the Lender is, in the Lender's reasonable opinion, able to apply for or otherwise take advantage of any tax credit, tax deduction or similar benefit by reason of any withholding, deduction or remittance made by the Borrower in respect of a payment made by it hereunder which payment shall have been increased pursuant to this Section 11.8, then (subject as provided in the next following sentence) the Lender will use its best efforts to obtain such credit, deduction or benefit and upon receipt thereof will pay to the Borrower such amount (if any) not exceeding the increased amount paid by the Borrower as equals the net after-tax value to the Lender, in its reasonable opinion, of such part of such credit, deduction or benefit as it considers is allocable to such withholding or deduction having regard to all its dealings giving rise to similar credits, deductions or benefits in relation to the same tax period and to the cost of obtaining such credit deduction or benefit. The Borrower acknowledges that (i) nothing herein contained shall interfere with the right of the Lender to arrange its tax affairs in whatever manner it deems fit and in particular the Lender shall not be under any obligation to claim relief from its corporate profits or similar tax liability in respect of any such deduction or withholding in priority to any other reliefs, claims, credit or deductions available to it; and (ii) the Lender shall not be obligated to disclose to the Borrower any information regarding its tax affairs or tax computations.

                  The   provisions  of  this  Section  11.8  shall  survive  the
termination of this Agreement and the repayment of all Obligations.

Section 11.9 Calculations. Except as otherwise provided herein, the financial statements and returns to be furnished to the Lender pursuant to this Agreement shall be made and prepared in accordance with GAAP, consistently applied throughout the periods involved (except as set forth in the notes thereto or as otherwise disclosed in writing by the Borrower to the Lender), provided, that, except as otherwise specifically provided herein, all calculations determining compliance with Article IX, including definitions used therein, shall utilize accounting principles and policies in effect at the time of the preparation of, and in conformity with those used to prepare, the the Closing Unaudited Financial Statements delivered to the Lender, but shall not give effect to the amortization of goodwill and intangible assets resulting from prior acquisitions by the Borrower or any of its Material Subsidiaries or the amortization or write-off of any expense incurred in connection with the Acquisition and provided further that all calculations in respect of Sections 10.1(u) to 10.1(y), inclusive, including definitions used therein, shall utilize "GAAP" as defined in the Existing Credit Agreement in effect on the date of this Agreement, as such term may be supplemented, amended, modified or restated from time to time with the consent of the Lender hereunder.

Section 11.10  Assignments and Participations.

(a) The Borrower shall not be entitled to assign its rights and obligations hereunder or any interest herein without the prior consent of the Lender.

(b) Subject to the provisions of this Agreement, the Lender may grant participations to one or more Persons in or respect of all or any part of the Lender's Commitment and the Obligations owed to the Lender and the rights of the Lender under the Put/Call Agreement, but in any such event the participant shall not have any rights under this Agreement or the other Loan Documents in respect of its participation and shall only have, as against the Lender, those rights and remedies in respect of such participation as are set forth in the agreement or agreements made between the Lender and such participant relating thereto.

(c) The Lender may at any time, subject, prior to the occurrence of an Event of Default and other than in respect to an assignment by a Lender to one of its Affiliates or in respect to an assignment by the Lender in accordance with the Put/Call Agreement, to the consent of the Borrower (such consent not to be unreasonably withheld or delayed), assign all or part of the Lender's Commitment and the Obligations then owed to the Lender and the rights of the Lender under the Put/Call Agreement to one or more Persons (each of which is hereinafter in this Section called the "Assignee Lender") in consideration of the agreement of each such Assignee Lender to advance or hold that percentage of the Lender's Commitment or Obligations owed to the Lender as corresponds with the percentage thereof so assigned to such Assignee (hereinafter called the "Assignee Lender's Commitment" and the "Assignee Lender's Commitment Percentage", respectively).

(d) If the Lender proposes to make any such assignment to a potential Assignee Lender, the Lender shall provide to the Borrower or procure the provision to the Borrower of any material information about such potential Assignee Lender which is generally available in order to assist the Borrower in complying with any applicable laws, treaties and regulations relating to the lending by such potential Assignee Lender and to determine whether to give any required consent by the Borrower under clause (c) above.

(e) If the Lender assigns all or any part of its Commitment hereunder to an Assignee Lender as provided above, all references in this Agreement to the Lender shall thereafter be construed as references to the Lender and such Assignee Lender to the extent of their respective Commitments and, if such Assignee Lender is not an Affiliate of the Lender the Borrower shall thereafter look only to such Assignee Lender (and not to the Lender) in respect of that proportion of such Lender's Commitment as corresponds to such Assignee Lenders' Commitment therein and accordingly the Lender's obligation to provide Advances in accordance with its Commitment hereunder shall be reduced correspondingly and such Assignee Lender shall assume a Commitment equivalent to such reduction in the Lender's Commitment.

(f) The Lender may disclose to a potential participant or potential Assignee Lender (provided that such potential participant or Assignee Lender has been approved by the Borrower, such approval not to be unreasonably withheld) such information concerning or pertaining to the Obligations of the Borrower and its Subsidiaries as is known to the Lender, and may in addition express to any such Person any opinion it may have with respect to any matter, provided such potential participant or potential Assignee Lender covenants in favour of the Borrower and the Lender to only use such information in connection with its evaluation as to whether to take any such participation or assignment and, should it do so, in connection therewith, and to maintain the confidential nature of all such information.

Section 11.11 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the Province of Ontario and the laws of Canada applicable therein.

Section 11.12 Consent to Jurisdiction. The Borrower hereby irrevocably submits to the non-exclusive jurisdiction of the Courts of the Province of Ontario in respect of any action, suit or proceeding arising out of or relating to this Agreement and the other Loan Documents and the Credit Facilities hereby extended and hereby irrevocably agrees that all Claims in respect of any such action, suit or proceeding may be heard and determined in any such Ontario Court. The Borrower hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. The Borrower agrees that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in another jurisdiction by suit on the judgment or in any other manner provided by law. Nothing in this
Section 11.12 shall affect the right of the Lender bring any suit, action or proceeding against the Borrower or its Assets in the courts of any other jurisdiction.

Section 11.13 Binding Effect. This Agreement shall be binding upon and enure to the benefit of the parties hereto and their respective successors and permitted assigns.

Section 11.14 Interest Savings Clause. Nothing contained in this Agreement or in any promissory notes made by the Borrower to the Lender or in any of the other Loan Documents shall be construed to permit the Lender to receive at any time interest, fees or other charges in excess of the amounts which the Lender is legally entitled to charge and receive under any law to which such interest, fees or charges are subject. In no contingency or event whatsoever shall the compensation payable to the Lender by the Borrower, howsoever characterized or computed, hereunder or under any other agreement or instrument evidencing or relating to the Obligations of the Borrower to the Lender hereunder, exceed the highest rate permissible under any law to which such compensation is subject. There is no intention that the Lender shall contract for, charge or receive compensation in excess of the highest lawful rate, and, in the event it should be determined that any excess has been charged or received, then, ipso facto, such rate shall be reduced to the highest lawful rate so that no amounts shall be charged which are in excess thereof; and the Lender shall apply such excess against the Obligations of the Borrower to the Lender then outstanding and, to the extent of any amounts remaining thereafter, refund such excess to the Borrower.

Section 11.15 Entire Agreement. This Agreement, including the Schedules hereto, constitutes the entire agreement between the Borrower and the Lender and supersedes all prior agreements, whether oral or written, between the Borrower and the Lender in respect of the Credit Facilities extended hereby.

Section 11.16 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

                  IN WITNESS WHEREOF the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                            ANICOM MULTIMEDIA WIRING
                            SYSTEMS INCORPORATED

                            Per:
                                   -------------------------------------c/s
                                            Authorized Signing Officer

                            Per:
                                   -------------------------------------
                                            Authorized Signing Officer


                            BANK OF MONTREAL

                            Per:
                                   -------------------------------------
                                            Authorized Signing Officer

                                   SCHEDULE 1

                                 _______________________________,199___

Bank of Montreal
19th Floor
1 First Canadian Place
Toronto, Ontario
M5X 1A1

Attention:  Manager,
                Client Services
Telecopy No.:  416 360-6850

Dear Sirs:

                                 ADVANCE REQUEST

                  The undersigned refers to the term credit agreement (the "Credit Agreement") dated as of the 21st day of September, 1998, between Anicom Multimedia Wiring Systems Incorporated, as Borrower, and Bank of Montreal, as Lender. All capitalized terms used herein shall have the respective meanings attributed thereto in the Credit Agreement.

                  The undersigned hereby requests, in accordance with Article II of the Credit Agreement, the following Advance:

                  Requested Advance:
                  Type   _______________________________________________________
                           (Prime Rate Loan or BA Advance)

                  Amount _______________________________________________________

                  If BA Advance  requested,
                  term of Bankers'  Acceptance _________________________________

                  Proposed Business Day of such Advance:________________________
                                                            Day/Month/Year

                  The undersigned hereby confirms that the Advance requested hereby complies with the requirements of the Credit Agreement, and that no Default or Event of Default has occurred and is continuing or will result from giving effect to the Advance requested hereby.

                            ANICOM MULTIMEDIA WIRING
                            SYSTEMS INCORPORATED

                            By:_______________________________________
                               Name:
                               Title:

                                   SCHEDULE 2

                         FORM OF COMPLIANCE CERTIFICATE



TO:               BANK OF MONTREAL (the "Lender")

                             COMPLIANCE CERTIFICATE

                  The undersigned, o, hereby certifies that o is the o of Anicom Multimedia Wiring Systems Incorporated, a company incorporated under the laws of the Province of Nova Scotia (the "Borrower"), and that, as such, o is authorized to execute and deliver this certificate on behalf of the Borrower pursuant to the credit agreement (the "Credit Agreement") dated as of the 21st day of September, 1998, as amended from time to time, between the Borrower and the Lender, and hereby further certifies that:

I. The representations and warranties set forth in Article VIII of the Credit Agreement and in any documents delivered pursuant to the Credit Agreement are true and correct with the same effect as though made on and as of the date of this certificate.

II. The Borrower is in compliance with all of the provisions contained in the Credit Agreement on its part to be observed and performed and as of the date of this certificate and after giving effect to any Advance in respect of which this certificate is delivered, no Default or Event of Default has occurred and is continuing.

                  All capitalized terms used herein shall have the respective meanings attributed thereto in the Credit Agreement.

                  DATED this _________  day of _______________________, 199_.


                                   ANICOM MULTIMEDIA WIRING SYSTEMS INCORPORATED

                                   By:__________________________________________

                                   SCHEDULE 3

                                 PRIME RATE NOTE



                  FOR VALUE RECEIVED, the undersigned, ANICOM MULTIMEDIA WIRING SYSTEMS INCORPORATED (the "Borrower"), hereby unconditionally promises to pay to the order of BANK OF MONTREAL (the "Lender") at Toronto, Ontario in lawful money of Canada the unpaid principal amount of all Advances by way of Prime Rate Loans made by the Lender to the Borrower pursuant to the Credit Agreement (as hereinafter defined). The principal amount of each Advance evidenced hereby shall be payable on the Termination Date (or on such earlier date as may be required pursuant to the Credit Agreement). The Borrower further agrees to pay interest in like money on the unpaid principal amount hereof from time to time outstanding at the applicable interest rates per annum determined as provided in, and payable as specified in, the Credit Agreement.

                  In addition to any method set forth in the Credit Agreement for recording the Advances by way of Prime Rate Loans made by the Lender, the Lender is hereby authorized to endorse on Schedule A annexed hereto and made a part hereof (or on a continuation thereof which shall be attached hereto and made a part hereof) the date and amount of each Advance by way of Prime Rate Loan made by the Lender pursuant to the Credit Agreement, each continuation thereof, each conversion of all or a portion thereof to another Type of Advance and the date and amount of each payment or prepayment of principal thereof. Each such endorsement shall, to the extent permitted by applicable law, constitute conclusive evidence of the accuracy of the information endorsed absent manifest error; provided, however, that neither the failure to make any such endorsement, nor any error therein, shall affect the obligations of the Borrower to repay (with applicable interest) such Advances in accordance with the Credit Agreement.

                  This Note is the Prime Rate Note referred to in the term credit agreement, dated as of September 21, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), between the Borrower and the Lender, is subject to the provisions of the Credit Agreement and is subject to optional and mandatory prepayment as set forth therein. Terms used herein which are defined in the Credit Agreement shall have such defined meanings unless otherwise defined herein.

                  Upon the occurrence of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note may be declared to be immediately due and payable as provided therein.

                  The  Borrower  waives  presentment,   protest  and  notice  of
dishonour.

                  This Note shall be governed by, and construed and interpreted in accordance with, the laws of the Province of Ontario and the laws of Canada applicable therein.


                                   ANICOM MULTIMEDIA WIRING SYSTEMS INCORPORATED


                                   By:__________________________________________
                                       Name:
                                       Title: